Filed Pursuant to Rule 497(e)
File No. 333-224023

GUGGENHEIM CREDIT INCOME FUND 2019
Prospectus Supplement No. 1 Dated August 15, 2018
To Prospectus Dated June 13, 2018

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Guggenheim Credit Income Fund 2019, dated June 13, 2018 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Guggenheim Credit Income Fund 2019 upon request.

RECENT DEVELOPMENTS
Filing of Quarterly Report on Form 10-Q
On August 9, 2018, we filed with the Securities and Exchange Commission (the “SEC”) our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018. Such Quarterly Report is attached as Annex A to this Prospectus Supplement, including the Guggenheim Credit Income Fund (the “Master Fund”) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 filed as Exhibit 99 to our Quarterly Report.

ANNEX A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2018
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file number: 814-01091
GUGGENHEIM CREDIT INCOME FUND 2019
(Formerly GUGGENHEIM CREDIT INCOME FUND - I)
(Exact name of registrant as specified in its charter)

Delaware	47-2009064
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
330 Madison Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 739-0700
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒   No ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☐  No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ Do not check if smaller reporting company	Smaller reporting company	☐
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒
The number of the Registrant's common shares outstanding as of August 3, 2018 was 1,633,251.

GUGGENHEIM CREDIT INCOME FUND 2019

Forward-Looking Statements
This Quarterly Report on Form 10-Q, or this Report, including Management's Discussion and Analysis of Financial Condition and Results of Operations, in Item 2 of Part I of this Report, contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements generally are characterized by the use of terms such as "may," "should," "plan," "anticipate," "estimate," "intend," "predict," "believe," "expect," "will," "will be," and "project" or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: increased direct competition; changes in government regulations; changes in local, national, and global economic conditions and capital market conditions; availability of proceeds from our offering of common shares; and the performance of the Master Fund and its common shares that we own. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors which could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in this Report as well as in our other filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to those described in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2017, that was filed on March 14, 2018. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which apply only as of the date of this Report, unless noted otherwise. Except as may be required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements. The forward-looking statements should be read in light of the risk factors identified in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2017, that was filed on March 14, 2018. The forward-looking statements and projections contained in this Report are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.
All references to "Note" or "Notes" throughout this Report refer to the notes to the financial statements of the registrant in Part I. Item 1. Financial Statements (unaudited).
Unless otherwise noted, the terms "we," "us," "our," and the "Company" refer to Guggenheim Credit Income Fund 2019 (formerly Guggenheim Credit Income Fund - I). All capitalized terms have the same meaning as defined in the Notes.

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements (unaudited)
GUGGENHEIM CREDIT INCOME FUND 2019
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

	June 30, 2018	December 31, 2017
Assets
Investment in GCIF (4,579,871 shares purchased at a cost of $39,898,092 and 4,759,871 shares purchased at a cost of $39,898,092, respectively)	$40,649,246	$40,572,548
Cash	1,237,307	650,811
Prepaid expenses and other assets	4,615	93,653
Total assets	$41,891,168	$41,317,012

Liabilities
Payable to related parties	$71,914	$170,962
Accrued professional services fees	48,523	44,562
Accounts payable, accrued expenses and other liabilities	38,843	37,330
Total liabilities	159,280	252,854
Commitments and contingencies (Note 7. Commitments and Contingencies)
Net Assets	$41,731,888	$41,064,158

Components of Net Assets:
Common Shares, $0.001 par value, 348,000,000 Common Shares authorized, 1,625,365 and 1,599,031 Common Shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	$1,626	$1,599
Paid-in-capital in excess of par value	41,249,388	40,572,536
Accumulated distributions in excess of net investment income	(270,280)	(184,433)
Accumulated net unrealized appreciation on investment	751,154	674,456
Total net assets	$41,731,888	$41,064,158
Net asset value per Common Share	$25.68	$25.68
See Unaudited Notes to Financial Statements.

GUGGENHEIM CREDIT INCOME FUND 2019
STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Investment Income
Dividends from investment in GCIF	$881,747	$504,321	$1,491,526	$777,880
Total investment income	881,747	504,321	1,491,526	777,880

Operating Expenses (1)
Administrative services	3,750	3,751	7,500	7,500
Related party reimbursements	59,354	70,295	112,087	146,746
Trustees fees	747	748	1,479	1,488
Professional services fees	36,098	57,697	68,608	99,443
Offering expenses	27,165	88,442	89,113	140,757
Other expenses	21,403	27,203	35,152	56,858
Total operating expenses	148,517	248,136	313,939	452,792
Reimbursement of expense support	69,151	—	69,151	—
Less: Expense support from related parties (See Note 4. Related Party Agreements and Transactions)	(55,424)	(260,581)	(67,666)	(571,814)
Net expenses	162,244	(12,445)	315,424	(119,022)
Net investment income	719,503	516,766	1,176,102	896,902

Realized and unrealized gains (losses):
Long term gain distributions from GCIF	—	—	223,008	—
Net change in unrealized appreciation (depreciation) from investment	(155,106)	(31,870)	76,698	191,288
Net realized and unrealized gains (losses)	(155,106)	(31,870)	299,706	191,288
Net increase in net assets resulting from operations	$564,397	$484,896	$1,475,808	$1,088,190

Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.44	$0.39	$0.73	$0.78
Earnings per Common Share - basic and diluted	$0.35	$0.36	$0.92	$0.95
Weighted average Common Shares outstanding (basic and diluted)	1,617,051	1,336,542	1,611,012	1,146,496
Distributions per Common Share	$0.46	$0.45	$0.92	$0.91
______________

(1)	Operating expenses solely represent the Company's operating expenses and do not include the Company's proportionate share of the Master Fund's operating expenses.
See Unaudited Notes to Financial Statements.

GUGGENHEIM CREDIT INCOME FUND 2019
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended
	June 30, 2018	June 30, 2017
Operations:
Net investment income	$1,176,102	$896,902
Net realized gain from investment in GCIF	223,008	—
Net change in unrealized appreciation from investment	76,698	191,288
Net increase in net assets resulting from operations	1,475,808	1,088,190
Shareholder distributions:
Distributions from net investment income	(1,176,102)	(896,902)
Distributions from net realized gain on investment	(223,008)	—
Distributions in excess of net investment income	(85,847)	(135,884)
Net decrease in net assets from shareholder distributions	(1,484,957)	(1,032,786)
Capital share transactions:
Issuance of Common Shares	—	20,705,003
Reinvestment of shareholders' distributions	870,184	586,764
Repurchase of Common Shares	(193,305)	(279,647)
Net increase in net assets resulting from capital share transactions	676,879	21,012,120
Total increase in net assets	667,730	21,067,524
Net assets at beginning of period	41,064,158	20,364,450
Net assets at end of period	$41,731,888	$41,431,974

Capital share activity:
Common Shares outstanding at the beginning of the period	1,599,031	790,926
Common Shares issued from subscriptions	—	796,026
Common Shares issued from reinvestment of distributions	33,851	22,539
Common Shares repurchased	(7,517)	(10,776)
Common Shares outstanding at the end of the period	1,625,365	1,598,715
Distributions in excess of net investment income at end of period	$(270,280)	$(252,142)
See Unaudited Notes to Financial Statements.

GUGGENHEIM CREDIT INCOME FUND 2019
STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30, 2018	June 30, 2017
Operating activities
Net increase in net assets resulting from operations	$1,475,808	$1,088,190
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment in GCIF	—	(20,531,000)
Net change in unrealized appreciation from investment	(76,698)	(191,288)
(Increase) decrease in operating assets:
Receivable from related parties	—	(45,228)
Dividend income receivable	—	(168,530)
Prepaid expenses and other assets	89,038	(181,221)
Increase (decrease) in operating liabilities:
Payable to related parties	(99,048)	1,911
Accrued professional services fees	3,961	24,830
Accrued offering expenses	—	55,747
Accounts payable, accrued expenses, and other liabilities	1,513	15,436
Net cash provided by (used in) operating activities	1,394,574	(19,931,153)

Financing activities
Issuance of Common Shares	$—	$20,705,003
Distributions paid	(614,773)	(446,022)
Repurchase of Common Shares	(193,305)	(279,647)
Net cash provided by (used in) financing activities	(808,078)	19,979,334

Net increase in cash	586,496	48,181
Cash, beginning of period	650,811	251,708
Cash, end of period	$1,237,307	$299,889
Supplemental information:
Distributions reinvested	$870,184	$586,764
See Unaudited Notes to Financial Statements.

GUGGENHEIM CREDIT INCOME FUND 2019
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
Note 1. Principal Business and Organization
Guggenheim Credit Income Fund 2019 (the "Company"), formerly known as Guggenheim Credit Income Fund - I, was formed as a Delaware statutory trust on September 5, 2014. The Company's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing substantially all of its equity capital in Guggenheim Credit Income Fund (the "Master Fund"). The Company is a non-diversified, closed-end management investment company that elected to be treated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act").
The Master Fund elected to be treated as a BDC under the 1940 Act and it has the same investment objectives as the Company. The Master Fund commenced investment operations on April 2, 2015. The Master Fund's consolidated financial statements are an integral part of the Company's financial statements and should be read in their entirety.
From inception through September 10, 2017, the Master Fund was externally managed by Carey Credit Advisors, LLC ("CCA") and Guggenheim Partners Investment Management, LLC ("Guggenheim" or the "Advisor"), which were responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments, and ongoing monitoring of the Master Fund’s investment portfolio. On August 10, 2017, CCA resigned as the Master Fund's investment advisor and administrator, and the Master Fund's Board of Trustees ("Master Fund's Board") selected Guggenheim to perform the Master Fund's investment advisory and administrative responsibilities, both events concurrently effective on September 11, 2017. On October 20, 2017 Guggenheim was approved as the Master Fund's investment advisor by a majority of the votes cast by shareholders.
The Company was selling its common shares ("Shares" or "Common Shares") pursuant to a registration statement on Form N-2 (the “Initial Registration Statement”) covering its continuous public offering of up to $1.0 billion (the “Initial Public Offering”). The Company suspended its Initial Public Offering of Common Shares, effective August 23, 2017, in connection with (i) the transition of the Master Fund's investment advisory function to Guggenheim, and (ii) a concurrent change in the Initial Public Offering's dealer manager. On March 29, 2018 the Company filed a new registration statement on Form N-2 (the "Registration Statement") covering a continuous public offering of up to $958.6 million (the "Public Offering", together the with the Initial Public Offering, the "Public Offerings"). The Registration Statement was declared effective by the SEC on June 13, 2018.
As of June 30, 2018, the Company owned 16.33% of the Master Fund's outstanding common shares.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Company meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The Company's interim financial statements have been prepared pursuant to the requirements for reporting on Form 10-Q and the disclosure requirements stipulated in Articles 6 and 10 of Regulation S-X, and therefore do not necessarily include all information and notes necessary for a fair statement of financial position and results of operations in accordance with accounting principles generally accepted in the U.S. ("GAAP"). In the opinion of management, the unaudited financial information for the interim period presented in this Report reflects all normal and recurring adjustments necessary for a fair statement of financial position and results from operations. Operating results for interim periods are not necessarily indicative of operating results for an entire year. The Company's unaudited financial statements should be read in conjunction with the Master Fund's unaudited consolidated financial statements; the Master Fund's quarterly report on Form 10-Q is incorporated by reference and filed as an exhibit to this Report.
Reclassifications
Certain prior period amounts may be reclassified to conform to the current presentation with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.

Notes to Financial Statements (Unaudited)

Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the statements of assets and liabilities may exceed the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Valuation of Investments
The Company invests substantially all of its equity capital in the purchase of the Master Fund's common shares and its primary investment position is common shares of the Master Fund. The Company determines the fair value of the Master Fund's common shares as the Master Fund's net asset value per common share (as determined by the Master Fund) multiplied by the number of Master Fund common shares owned by the Company. The Company has implemented Accounting Standards Update ("ASU") 2015-07, which permits a reporting entity, as a practical expedient, to measure the fair value of certain investments using the net asset value per share of the investment.
Transactions with the Master Fund
Distributions received from the Master Fund are recorded on the record date. Distributions received from the Master Fund are generally recognized as dividend income or distributions of long term gains in the current period, a portion of which may be subject to a change in characterization in future periods, including the potential for reclassification between dividend income, long term gains and return of capital. The Company's transactions with the Master Fund are recorded on the effective date of the subscription in, or the redemption of, Master Fund shares. Realized gains and losses resulting from the Company's share repurchase transactions with the Master Fund are calculated on the specific share identification basis.
Organization and Offering Expenses
Organization expenses are expensed on the Company's statements of operations. Continuous offering expenses are capitalized monthly on the Company's statements of assets and liabilities as deferred offering costs and thereafter expensed to the Company's statements of operations over a 12-month period on a straight-line basis commencing at the later of (i) when the expense was incurred and (ii) when operations begin.

Distributions to the Company's Shareholders
Distributions to the Company's shareholders are recorded as a liability as of the record date.
Federal Income Taxes
The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification, as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes dividends in a timely manner out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Company is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31st of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Company paid no federal income tax. The Company may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.
Note 3. Investments
Below is a summary of the Company's investment in the Master Fund, a related party:

Investment	As of:	No. of Shares	Weighted Average Shares Owned (1)	Cost	Fair Value	% of Net Assets
Guggenheim Credit Income Fund	June 30, 2018	4,759,871	4,759,871	$39,898,092	$40,649,246	97.4%
Guggenheim Credit Income Fund	December 31, 2017	4,759,871	4,071,033	$39,898,092	$40,572,548	98.8%
_________________

(1)	Weighted average Master Fund shares owned is computed as the weighted average shares owned from January 1st of the year noted to the corresponding as of date.

Notes to Financial Statements (Unaudited)

Restricted Securities
The Master Fund does not currently intend to list its common shares on any securities exchange and it does not expect a secondary market to develop for its issued and outstanding common shares. As a result, the Company's ability to sell its Master Fund common shares is limited. Because the Master Fund common shares are being acquired in one or more transactions not involving a public offering, they are "restricted securities" and may be required to be held indefinitely. Master Fund common shares may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) the Master Fund's consent is granted, and (ii) the Master Fund common shares are registered under applicable securities laws or specifically exempted from registration (in which case the Master Fund's shareholder may, at the Master Fund's option, be required to provide the Master Fund with a legal opinion, in form and substance satisfactory to the Master Fund, that registration is not required). Accordingly, a shareholder in the Master Fund, including the Company, must be willing to bear the economic risk of investment in the Master Fund common shares. No sale, transfer, assignment, pledge, or other disposition, whether voluntary or involuntary, of the Master Fund's common shares may be made except by registration of the transfer on the Master Fund's books. Each transferee will be required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the Master Fund common shares and to execute such other instruments or certifications as are reasonably required by the Master Fund.
From October 15, 2016 through August 4, 2017 the Company acquired its investment in the Master Fund at prices ranging from $7.84 per share to $8.59 per share.
Share Repurchase Program
The Master Fund has implemented a share repurchase program, whereby each calendar quarter it offers to repurchase up to 2.5% of the weighted average number of common shares outstanding in the prior four calendar quarters at a price estimated to be equal to its net asset value per common share as of the end of the preceding calendar quarter. The Master Fund's Board may amend, suspend, or terminate the share repurchase program upon 30 days' notice.
Note 4. Related Party Agreements and Transactions
The Company has entered into agreements with Guggenheim whereby the Company agrees to (i) receive expense support payments, (ii) reimburse certain expenses of, and to pay for, administrative, expense support, organization and offerings costs incurred by Guggenheim on the Company's behalf, and (iii) compensate the Guggenheim Funds Distributors, LLC ("GFD"), an affiliate of Guggenheim, for capital market services in connection with the marketing and distribution of the Company's Shares.
The memberships of the Company's Board of Trustees (the "Company's Board" or the "Board of Trustees") and the Master Fund's Board are identical and consequently the Company and the Master Fund are related parties. All of the Company's executive officers also serve as executive officers of the Master Fund. Two of the Company’s executive officers, Kevin Robinson, Senior Vice President, and Brian Binder, Senior Vice President, serve as executive officers of Guggenheim.
Administrative Services Agreement
Prior to September 11, 2017, the Company was party to an amended and restated administrative services agreement with CCA (the "Prior Administrative Services Agreement") whereby CCA agreed to provide administrative services to the Company, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, CCA, serving as the administrator (the "Prior Administrator"), performed and oversaw the Company's required administrative services, which include financial and corporate record-keeping, preparing and disseminating the Company's reports to its shareholders, and filing reports with the SEC. In addition, the Prior Administrator assisted in determining net asset value, overseeing the preparation and filing of tax returns, overseeing the payment of expenses and distributions, and overseeing the performance of administrative and professional services rendered by others. For providing these services, facilities, and personnel, the Company reimbursed the Prior Administrator the allocable portion of overhead and other expenses incurred by the Prior Administrator in performing its obligations under the Prior Administrative Services Agreement. On September 5, 2017 the Company entered into an administrative services agreement with Guggenheim (the "Administrative Services Agreement") whereby Guggenheim, serving as the administrator (the "Administrator") agreed to provide administrative services, similar to those previously provided by CCA, commencing on September 11, 2017.
The Administrative Services Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days' written notice to Guggenheim upon the vote of the Company's independent trustees, or (ii) by Guggenheim upon not less than 120 days' written notice to the Company. Unless earlier terminated, the Administrative Services Agreement will remain in effect for two years, and thereafter shall continue automatically for successive one-year periods if approved annually by a majority of the Board of Trustees and the Master Fund's independent trustees.
Dealer Manager Agreement
On July 17, 2015, the Company initially entered into an amended and restated dealer manager agreement, as subsequently amended and restated (the "Dealer Manager Agreement") with Carey Financial, LLC, a Delaware limited liability company ("Carey Financial") and the Master Fund. On August 10, 2017, Carey Financial assigned the Dealer Manager Agreement to GFD and the assignment agreement was approved by the Company's Board. Under the terms of the Dealer Manager Agreement, GFD is to act on a best efforts basis as the exclusive dealer manager for (i) the Company's Public Offerings and (ii) the public offering of common

Notes to Financial Statements (Unaudited)

shares for future feeder funds affiliated with the Master Fund. The Company, not the Master Fund, is responsible for the compensation of GFD pursuant to the terms of the Dealer Manager Agreement. The Dealer Manager Agreement may be terminated by the Company or GFD upon 60 calendar days' written notice to the other party. In the event that the Company or GFD terminates the Dealer Manager Agreement with respect to the Company, the Dealer Manager Agreement will continue with respect to any other feeder fund.
Organization and Offering Expense Reimbursement Agreement
On August 17, 2015, the Company initially entered into an organization and offering expense reimbursement agreement, as may be amended (the "Prior O&O Agreement") with CCA and Guggenheim. Under the Prior O&O Agreement the Company reimbursed CCA and Guggenheim for organization and offering expenses incurred on the Company's behalf, including, but not limited to, legal services, audit services, printer services, and the registration of securities under the Securities Act. The reimbursement of organization and offering expenses was conditional on the Company's receipt of equity capital from the sale of its Common Shares. Any such reimbursement would not exceed actual expenses incurred by CCA and Guggenheim and their affiliates. CCA and Guggenheim were responsible for the payment of the Company's cumulative organization and offering expenses to the extent they exceeded 1.5% of the aggregate proceeds from the sale of the Company's Common Shares, without recourse against or reimbursement by the Company.
On September 5, 2017, the Company entered into an amended and restated organization and offering expense reimbursement agreement (the "O&O Agreement") with Guggenheim and CCA, for a limited purpose, in substantially the same form as the Prior O&O Agreement. Under the O&O Agreement, CCA relinquished its rights to any and all future reimbursement of any remaining unreimbursed organization and offering costs.
As of June 30, 2018, Guggenheim had incurred organization and offering costs on behalf of the Company related to its Initial Public Offering, net of reimbursements received from the Company, in the approximate amount of $1.1 million. Under the terms of the O&O Agreement, the Company is no longer obligated to reimburse Guggenheim for these expenses as the Initial Public Offering has concluded. Any offering costs incurred by Guggenheim on behalf of the Company associated with the Public Offering are subject to reimbursement under the terms and conditions of the O&O Agreement. As of June 30, 2018 Guggenheim incurred offering costs associated with the Public Offering of $0.1 million. The O&O Agreement may be terminated at any time, without the payment of any penalty, by the Company or Guggenheim, with or without notice.
Expense Support and Conditional Reimbursement Agreement
The Company initially entered into an expense support and conditional reimbursement agreement with CCA and Guggenheim on July 31, 2015, as amended, (the "Prior Expense Support Agreement"). According to the terms of the Prior Expense Support Agreement CCA and Guggenheim agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company's distributions to shareholders will be paid from Common Share offering proceeds. CCA and Guggenheim agreed to reimburse the Company monthly for expenses in an amount equal to the difference between the Company's cumulative distributions paid to its shareholders in each month less the sum of the Company's estimated investment company taxable income and net capital gains in each month. On September 5, 2017 the Company entered into an amended and restated expense support and conditional reimbursement agreement (the "Expense Support Agreement") with Guggenheim and CCA, for a limited purpose, effective as of September 11, 2017. The amended terms of the Expense Support Agreement: (i) released CCA from all obligations to make further expense payments, (ii) terminated all of CCA's rights under the agreement, including any right to reimbursement for prior period expense payments made under the terms of the Prior Expense Support Agreement, and (iii) permitted the Company the option to limit or reduce Guggenheim expense payments in any manner so that the Company will comply with IRC Section 851 in each of its future tax years. As a result, 100% of all CCA's prior periods' expense payments were classed as ineligible for future reimbursement, and going forward, Guggenheim is the sole source of expense payments and solely eligible for reimbursement of prior periods' expense payments.
Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse Guggenheim for any amounts funded by Guggenheim under this arrangement or the Prior Expense Support Agreement if (and only to the extent that), during any month occurring within three years of the date on which Guggenheim funded such amount, the sum of the Company's estimated investment company taxable income and net capital gains exceeds the ordinary cash distributions paid by the Company to its shareholders; provided, however, that (i) the Company will only reimburse Guggenheim for expense payments made by Guggenheim to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause "other operating expenses" (as defined below) (on an annualized basis and net of any expense support reimbursement payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company's average net assets attributable to its Common Shares for the fiscal year-to-date period after taking such reimbursement payments into account and (B) the percentage of the Company's average net assets attributable to its Common Shares represented by "other operating expenses" during the fiscal year in which such expense payment from the Advisor was made (provided, however, that this clause (B) will not apply to any reimbursement payment which relates to an expense payment from Guggenheim made during the same fiscal year); and (ii) the Company will not reimburse Guggenheim for expense payments made by Guggenheim if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time Guggenheim made the expense payment

Notes to Financial Statements (Unaudited)

to which such reimbursement payment relates. "Other operating expenses" means the Company's total "operating expenses" (as defined below), excluding any investment advisory fee, performance-based incentive fees, organization and offering expenses, interest expense, brokerage commissions and extraordinary expenses. "Operating expenses" means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
The Company or Guggenheim may terminate the Expense Support Agreement at any time. The Expense Support Agreement will automatically terminate (i) if the Master Fund terminates the Investment Advisory Agreement with Guggenheim, (ii) the Company's Board makes a determination to dissolve or liquidate the Company.
The specific amount of Guggenheim's expense payment obligation is determined at the end of each month. Upon termination of the Expense Support Agreement by Guggenheim, it is required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse Guggenheim pursuant to the terms of the Expense Support Agreement shall survive the termination of the Expense Support Agreement by either party. There can be no assurance that the Expense Support Agreement will remain in effect or that Guggenheim will reimburse any portion of the Company's expenses in future months.
The table below presents a summary of all unreimbursed monthly expenses supported by Guggenheim:

Month Ended	Expense Support from CCA and Guggenheim	CCA Waiver of Expense Support Reimbursement	Expense Support Reimbursement to Guggenheim	Unreimbursed Expense Support	Minimum of 1.75% and Annualized Fiscal Year to Date Other Operating Expense Ratio (1)	Annualized Regular Cash Distribution Rate/Share, Declared (2)	Eligible for Reimbursement through
September 2015	$35,102	$(17,551)	$—	$17,551	NM	$1.92161	September 30, 2018
October 2015	29,802	(14,901)	—	14,901	1.75%	$1.92161	October 31, 2018
November 2015	33,096	(16,548)	—	16,548	1.75%	$1.92161	November 30, 2018
December 2015	5,468	(2,734)	—	2,734	1.75%	$1.92161	December 31, 2018
January 2016	28,793	(14,397)	—	14,396	1.75%	$1.92161	January 31, 2019
February 2016	27,114	(13,557)	—	13,557	1.75%	$1.92161	February 28, 2019
December 2016	71,395	(35,698)	(13,990)	21,707	1.75%	$1.81792	December 31, 2019
January 2017	118,626	(59,313)	—	59,313	1.75%	$1.81792	January 31, 2020
February 2017	82,700	(41,350)	—	41,350	1.75%	$1.81792	February 29, 2020
March 2017	109,908	(54,954)	—	54,954	1.75%	$1.81792	March 31, 2020
April 2017	60,900	(30,450)	—	30,450	1.75%	$1.81792	April 30, 2020
May 2017	90,669	(45,335)	—	45,334	1.75%	$1.81792	May 31, 2020
June 2017	109,012	(54,506)	—	54,506	1.75%	$1.81792	June 30, 2020
August 2017	57,161	(28,581)	—	28,580	1.75%	$1.81792	August 31, 2020
September 2017	3,055	—	—	3,055	1.70%	$1.81792	September 30, 2020
November 2017	16,782	—	—	16,782	1.55%	$1.84440	November 30, 2020
January 2018	6,978	—	—	6,978	1.11%	$1.84440	January 31, 2021
February 2018	3,553	—	—	3,553	1.06%	$1.84440	February 28, 2021
March 2018	1,711	—	—	1,711	1.00%	$1.84440	March 31, 2021
April 2018	55,424	—	—	55,424	1.01%	$1.84440	April 30, 2021
Total				$503,384
______________________

(1)
Other operating expenses include all expenses borne by the Company excluding organization and offering costs, an investment advisory fee, a performance-based incentive fee, financing fees and costs, and interest expense. "NM" means not measurable in these months due to the absence of a positive value for Average Net Assets.

(2)
"Annualized Regular Cash Distribution Rate/Share, Declared" equals the annualized rate of average weekly distributions per Share that were declared with record dates in the subject month immediately prior to the date the expenses support payment obligation was incurred by CCA and Guggenheim. Regular cash distributions do not include declared special cash or share distributions, if any. "NA" means not applicable since no shares were outstanding and therefore no distributions were declared by the Company's Board.

Summary of Related Party Transactions for the Three and Six Months Ended June 30, 2018 and June 30, 2017
The following table presents the related party fees, expenses, and transactions, excluding related transactions between the Company and the Master Fund in connection with Common Shares purchases, sales and distributions, for the three and six months ended June 30, 2018 and June 30, 2017:

Notes to Financial Statements (Unaudited)

		Three Months Ended		Six Months Ended
Related Party	Source Agreement & Description	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
CCA	Prior Administrative Services Agreement - expense reimbursement	$—	$70,295	$—	$146,746
Guggenheim	Administrative Services Agreement - expense reimbursement	$59,354	$—	$112,087	$—
CCA & Guggenheim	O&O Agreements - offering expenses reimbursements	$—	$180,338	$—	$321,779
CCA & Guggenheim	Prior Expense Support Agreements - expense support from related parties	$—	$(260,581)	$—	$(571,814)
Guggenheim	Expense Support Agreement - expense reimbursement from related parties	$(55,424)	$—	$(67,666)	$—
Guggenheim	Expense Support Agreement - reimbursement of expense support	$69,151	$—	$69,151	$—
Dealer Manager (Carey Financial)	Dealer Manager Agreement - dealer manager fees	$—	$275,285	$—	$468,727
Indemnification
The Administrative Services Agreement provides certain indemnification to Guggenheim, its directors, officers, persons associated with Guggenheim, and its affiliates. In addition, the Company's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. The Dealer Manager Agreement provides for certain indemnifications from the Company (with respect to the primary offering of its Common Shares) to GFD, any selected dealers and their respective officers, directors, employees, members, affiliates, agents, representatives, and, if any, each person who controls such person or entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Such indemnifications are subject to certain limitations as provided for in the Company’s Declaration of Trust and the North American Securities Administrators Association Guidelines and are considered customary by management. As of June 30, 2018, management believes that the risk of incurring any losses for such indemnification is remote.
Note 5. Common Shares
The Company's Initial Registration Statement pertaining to its Initial Public Offering was declared effective on July 31, 2015 and has concluded.
For the six months ended June 30, 2017, the public offering price of the Company's Common Shares ranged from a low of $26.75 per Common Share to a high of $26.90 per Common Share.
The following table summarizes the total Common Shares issued and proceeds received in connection with the Company's Public Offerings and reinvestment of distributions for (i) the six months ended June 30, 2018 and (ii) the period commencing on July 31, 2015 (inception) and ending June 30, 2018, including the event that the Initial Public Offering was suspended on August 23, 2017:

	Six Months Ended		Inception through
	June 30, 2018		June 30, 2018
	Shares	Amount	Shares	Amount
Gross proceeds from Public Offering	—	$—	1,587,430	$41,431,640
Dealer Manager fees and commissions	—	—	—	(867,272)
Net proceeds to the Company from Public Offering	—	—	1,587,430	40,564,368
Reinvestment of distributions	33,851	870,184	103,183	2,658,133
Net proceeds from all issuance of Common Shares	33,851	$870,184	1,690,613	$43,222,501
Average net proceeds per Common Share	$25.71		$25.57

Notes to Financial Statements (Unaudited)

Repurchase of Common Shares
The following table is a summary of the share repurchase programs completed during the six months ended June 30, 2018 and June 30, 2017:

Tender Offer Termination Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	Price Paid per Share	No. of Shares Repurchased / Total Shares Offered	No. of Shares Repurchased / Weighted Average Shares (1)
2018:
March 14, 2018	34,443	5,013	$128,736	$25.68	14.55%	0.36%
June 6, 2018	38,454	2,504	$64,569	$25.79	6.51%	0.16%
Total	72,897	7,517	$193,305		10.31%

2017:
March 3, 2017	7,995	—	$—	NA	—%	—%
June 19, 2017	13,815	10,776	$279,647	$25.95	78.00%	1.95%
Total	21,810	10,776	$279,647		49.41%
_____________________

(1)	Weighted average shares is based on the weighted average number of common shares outstanding in the prior four calendar quarters.
Note 6. Distributions
Declared distributions are paid monthly. The following table summarizes the distributions that the Master Fund paid on its Common Shares during the three and six months ended June 30, 2018 and June 30, 2017:

Record Date	Payment Date	Declared Distribution per Share per Record Date	Declared Distribution per Share per Payment Date	Cash Distribution
For Fiscal Year 2018
January 30	January 31	$0.15370	$0.15370	$245,771
February 27	February 28	0.15370	0.15370	246,645
March 27	March 28	0.15370	0.15370	247,507
April 24	April 25	0.15370	0.15370	247,604
May 29	May 30	0.15370	0.15370	248,471
June 26	June 27	0.15370	0.15370	248,959
			$0.92220	$1,484,957
For Fiscal Year 2017
January 3, 10, 17, 24, 31	February 1	$0.03496	$0.17480	$147,563
February 7, 14, 21, 28	March 1	0.03496	0.13984	133,094
March 7, 14, 21, 28	March 29	0.03496	0.13984	148,554
April 4, 11, 18, 25	April 26	0.03496	0.13984	168,005
May 2, 9, 16, 23, 30	May 31	0.03496	0.17480	232,425
June 6, 13, 20, 27	June 28	0.03496	0.13984	203,145
			$0.90896	$1,032,786
Note 7. Commitments and Contingencies
Organization and Offering Expense Reimbursement Agreement
Under the terms of the O&O Agreement, as described in Note 4. Related Party Agreements and Transactions, the Company is obligated to reimburse Guggenheim for organization and offering expenses solely in connection with the capital raise activity of its Public Offerings. Any such reimbursement will not exceed actual expenses incurred by Guggenheim and its affiliates associated with each Public Offering. Guggenheim will be responsible for the payment of the Company's cumulative organization and offering expenses to the extent they exceed 1.5% of the aggregate proceeds from the sale of the Company's Common Shares, without recourse against or reimbursement by the Company.

Notes to Financial Statements (Unaudited)

Note 8. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase in net assets resulting from operations (i.e. earnings per Common Share) for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net increase in net assets resulting from operations	$564,397	$484,896	$1,475,808	$1,088,190
Weighted average Common Shares outstanding (basic and diluted)	1,617,051	1,336,542	1,611,012	1,146,496
Earnings per Common Share - basic and diluted (1)	$0.35	$0.36	$0.92	$0.95
______________________

(1)	Earnings per Common Share, both basic and diluted, were the same in all periods because there were no Common Share equivalents.

Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights during the six months ended June 30, 2018 and June 30, 2017:

	Six Months Ended
	June 30, 2018	June 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.68	$25.75
Net investment income (1)	0.73	0.78
Net realized gain from investment (1)	0.14	—
Net unrealized gains(2)	0.05	0.23
Net increase resulting from operations	0.92	1.01
Distributions to common shareholders (3)
Distributions from net investment income (3)	(0.73)	(0.78)
Distributions from realized gain on investment (3)	(0.14)	—
Distributions in excess of net investment income (3)	(0.05)	(0.13)
Net decrease resulting from distributions	(0.92)	(0.91)
Capital Share transactions
Issuance of Common Shares above net asset value (4)	—	0.07
Net increase in net assets resulting from capital share transactions	—	0.07
Net asset value, end of period	$25.68	$25.92

INVESTMENT RETURNS
Total investment return-net price (5)	—	4.00%
Total investment return-net asset value (6)	3.62%	4.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$41,731,888	$41,431,974
Average net assets (7)	$41,486,342	$29,904,940
Common Shares outstanding, end of period	1,625,365	1,598,715
Weighted average Common Shares outstanding	1,611,012	1,146,496
Ratios-to-average net assets: (7) (8)
Total expenses	0.76%	1.51%
Effect of expense reimbursement from Advisors	—%	(1.91)%
Net expenses	0.76%	(0.40)%
Net investment income	2.83%	3.00%
_____________________

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period.

(2)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s Common Shares in relation to fluctuating market values for the portfolio.

(3)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01. For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. The tax character of distribution shown above is an estimate since the exact amount cannot be determined at this point. As of June 30, 2018, the Company estimates distributions to be composed of either ordinary income or capital gains. The final determination of the tax character of distributions will not be made until we file our tax return.

Notes to Financial Statements (Unaudited)

(4)
The continuous issuance of Common Shares may cause an incremental increase in net asset value per Share due to the sale of Shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per Share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date multiplied by (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

(5)
Total investment return-net price is a measure of total return for shareholders, assuming the purchase of the Company’s Common Shares at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return-net price is based on (i) the purchase of Common Shares at the net offering price on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) purchased Common Shares plus (B) any Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to the ownership of Common Shares, if any, on the last day of the period. The total investment return-net price calculation assumes that distributions are reinvested in accordance with the Company’s distribution reinvestment plan. Because there is no public market for the Company’s Common Shares, the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period presented. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s Common Shares. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Total investment return-net price is not annualized. For the six months ending June 30, 2018, there was no applicable net price as the Company only issued Shares through the reinvestment of distributions at net asset value.

(6)
Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s Common Shares at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, plus any shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to the ownership of shares, if any, on the last day of the period. The total investment return-net asset value calculation assumes that distributions are reinvested in accordance with the Company’s distribution reinvestment plan, net of sales load, on each monthly distribution payment date. Because there is no public market for the Company’s shares, the terminal market value per share is assumed to be equal to net asset value per share on the last day of the period presented. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s Common Shares. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Total investment return-net asset value is not annualized.

(7)
The computation of average net assets during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios to average net assets, expressed as a percentage, are not annualized.

(8)
The ratios-to-average net assets do not include any proportionate allocation of income and expenses incurred at the Master Fund. The Master Fund's total expenses-to-average net assets for the six months ended June 30, 2018 and June 30, 2017 were 3.71% and 3.82%, respectively.

Note 10. Subsequent Events
None.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
The information contained in this item should be read in conjunction with our financial statements and related notes thereto appearing elsewhere in this Report. Unless otherwise noted, the terms "we," "us," and "our" refer to Guggenheim Credit Income Fund 2019. The Term "Master Fund" refers to Guggenheim Credit Income Fund. Capitalized terms used in this Item 2 have the same meaning as in the accompanying financial statements presented in Part I. Item 1. Financial Statements (unaudited), unless otherwise defined herein.
Overview
We are a feeder fund and we are affiliated with the Master Fund, which is a specialty finance investment company that has elected to be treated as a BDC under the 1940 Act. The Master Fund is externally managed by Guggenheim, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that we will purchase, retain or sell, and monitoring the Master Fund's portfolio on an ongoing basis. The Master Fund's management discussion and analysis of financial condition and results of operations as presented in its quarterly report should be read in its entirety.
Investment Objectives and Investment Program
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation.
We intend to meet our investment objectives by investing substantially all of our equity capital in the Master Fund. The Master Fund's investment objectives are the same as our own. The Master Fund's investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. When evaluating an investment and the related portfolio company, the Master Fund uses the resources of its Advisor to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe the Master Fund's flexible approach to investing allows it to take advantage of opportunities that offer favorable risk/reward characteristics.
The Master Fund primarily focuses on the following range of investment types that may be available within the capital structure of portfolio companies:

•
Senior Debt. Senior debt investments generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These senior debt classifications include senior secured first lien loans, senior secured second lien loans, senior secured bonds and senior unsecured debt. In some circumstances, the secured lien could be subordinated to the claims of other creditors. While there is no specific collateral associated with senior unsecured debt, such positions are senior in payment priority over subordinated debt creditors.

•
Subordinated Debt. Subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•
Equity Investments. Preferred and/or common equity investments may be acquired alongside senior and subordinated debt investment activities or through the exercising of warrants or options attached to debt investments. Income is generated primarily through regular or sporadic dividends, and realized gains on dispositions of such investments.

The Master Fund's investment activities may vary substantially from period to period depending on many factors, including: the demand for capital from creditworthy privately owned U.S. companies, the level of merger, acquisition, and refinancing activity involving private companies, the availability of credit to finance transactions, the general economic environment, the competitive investment environment for the types of investments the Master Fund currently seeks and intends to seek in the future, the amount of equity capital the Master Fund raises from the sale of its common shares to us and any other feeder funds, and the amount and cost of capital that the Master Fund may borrow.
The Master Fund acquires its portfolio investments through the following investment access channels:

•
Direct Originations: This channel consists of investments that are directly originated through Guggenheim's relationship network.  Such investments are originated and/or structured by Guggenheim and are not generally available to the broader investment market. These investments may include both debt and equity investment components.

•
Syndicated Transactions: This channel primarily includes investments in broadly syndicated loans and high yield bonds, typically originated and arranged by investment intermediaries other than Guggenheim. These investments may be purchased at the original syndication or in the secondary through various trading markets.

Revenues
Dividend income from our ownership of the Master Fund's common shares is our source of investment income. Our revenues will fluctuate with the operating performance of the Master Fund and its distributions to us.

Operating Expenses
Our primary operating expenses include administrative services, related party reimbursements, custodian and accounting services, independent audit services, compliance services, tax services, legal services, transfer agent services, organization expenses and offering expenses. Additionally, we indirectly bear the operating expenses of the Master Fund through our ownership of its common shares, such as an investment advisory fee, a performance-based incentive fee, independent audit services, third party valuation services, and various other professional services fees.
Results of Operations
Operating results for the three and six months ended June 30, 2018 and June 30, 2017 were as follows:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Total investment income	$881,747	$504,321	$1,491,526	$777,880
Net expenses	162,244	(12,445)	315,424	(119,022)
Net investment income	719,503	516,766	1,176,102	896,902
Long term gain distributions from GCIF	—	—	223,008	—
Net change in unrealized appreciation (depreciation) from investment	(155,106)	(31,870)	76,698	191,288
Net increase in net assets resulting from operations	$564,397	$484,896	$1,475,808	$1,088,190
Investment Income
Investment income consisted solely of distributions from the Master Fund for the three and six months ended June 30, 2018 and June 30, 2017.
Operating Expenses
Operating expenses consisted of the following major components for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Administrative services	$3,750	$3,751	$7,500	$7,500
Related party reimbursements	59,354	70,295	112,087	146,746
Trustees fees	747	748	1,479	1,488
Professional services fees	36,098	57,697	68,608	99,443
Offering expenses	27,165	88,442	89,113	140,757
Other expenses	21,403	27,203	35,152	56,858
Total operating expenses	148,517	248,136	313,939	452,792
Reimbursement of expense support	69,151	—	69,151	—
Less: Expense support from related parties	(55,424)	(260,581)	(67,666)	(571,814)
Net expenses	$162,244	$(12,445)	$315,424	$(119,022)
The operating expenses presented above do not represent our normalized operations since we expect our variable operating expenses to increase in tandem with increases in our equity capital base and number of shareholders.
Related party reimbursements are comprised of the Company's allocable share of administrative costs and expenses incurred by CCA or Guggenheim that were reimbursable. Reimbursable costs and expenses include, but are not limited to, the Company's share of salaries, rent, office administration, costs associated with regulatory reporting and filings, and costs related to the preparation for and conducting of meetings of the Company's Board. An investment advisory fee is only incurred by the Master Fund, although it is incurred indirectly by the Company through its ownership of Master Fund common shares.
Net Realized Gain from Investment
For the three months ended June 30, 2018 and June 30, 2017, we did not sell any shares of the Master Fund and therefore we did not incur any realized gains or losses on our investment. During the three months ended June 30, 2018 and June 30, 2017, distributions from the Master Fund were composed entirely of income.
For the six months ended June 30, 2018 and June 30, 2017, we did not sell any shares of the Master Fund and therefore we did not incur any realized gains or losses on our investment. During the six months ended June 30, 2018, $0.2 million of distributions received from the Master Fund were classified as long term gains. During the six months ended June 30, 2017, distributions from the Master Fund were composed entirely of income.
Changes in Unrealized Appreciation (Depreciation) from Investment
For the three months ended June 30, 2018, the total net change in unrealized depreciation from our investment in the Master Fund was $0.2 million. For the three months ended June 30, 2017, the total net change in unrealized appreciation from our investment in the Master Fund was less than $0.1 million.
For the six months ended June 30, 2018, the total net change in unrealized appreciation from our investment in the Master Fund was $0.1 million. For the six months ended June 30, 2017, the total net change in unrealized appreciation from our investment in the Master Fund was $0.2 million.
Cash Flows for the Six Months Ended June 30, 2018 and June 30, 2017
For the six months ended June 30, 2018 and June 30, 2017, net cash provided by (used for) operating activities was $1.4 million and ($19.9) million, respectively. In 2018, distributions from the Master Fund were the primary provider of cash. In 2017, investment in the Master Fund's shares was the primary use of cash.
Net cash used for financing activities was $0.8 million during the six months ended June 30, 2018, primarily consisted of cash outflows for distributions of $0.6 million to shareholders. Net cash provided by financing activities was $20.0 million during the six months ended June 30, 2017, primarily represented by proceeds from issuance of Common Shares of $20.7 million.
Financial Condition, Liquidity and Capital Resources
Our primary sources of cash include (i) the sale of our Common Shares, (ii) our shareholders' reinvestment of their distributions, (iii) distributions, including capital gains, if any, received from our ownership of the Master Fund's common shares, (iv) expense support payments pursuant to the Expense Support Agreement, and (v) the sale of our owned Master Fund shares in conjunction with its periodic share repurchase programs. Our primary uses of cash include (i) investment in the Master Fund's common shares, (ii) payment of operating expenses, (iii) cash distributions to our shareholders, (iv) repurchases of our Common Shares pursuant to our periodic share repurchase programs and (v) reimbursement payments for prior period expense support payments. We are not permitted to issue any senior securities, including preferred securities.
We manage our assets and liabilities such that current assets are sufficient to cover current liabilities and excess if any, is invested in the acquisition of Master Fund's common shares.
Off-Balance Sheet Arrangements
We did not have any off-balance sheet arrangements as of June 30, 2018 and June 30, 2017.
Critical Accounting Policies
The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. We believe that the estimates and assumptions utilized in preparing the financial statements are reasonable. Actual results could differ from those estimates. Our significant accounting policies are described in Note 2. Significant Accounting Policies.
Valuation of Investments
We invest substantially all of our equity capital in the purchase of Master Fund common shares. We determine the fair value of our investment in the Master Fund as the Master Fund's net asset value per common share (as determined by the Master Fund) multiplied by the number of Master Fund common shares that we own.
Contractual Obligations
We have not entered into any agreements under which we have material future commitments that cannot otherwise be terminated within a reasonable time period.
Obligations to Pay Distributions
Our Board has declared distributions on Common Shares that are payable to shareholders of record after June 30, 2018. The declared distribution rates per Common Share for the period after June 30, 2018 are summarized as follows:

2018 Record Dates	2018 Payment Dates	Declared Distribution per Share per Record Date
July 31	August 1	$0.15370
August 28	August 29	$0.15370
Related Party Agreements and Transactions
We have entered into agreements with Guggenheim whereby we agreed to (i) receive expense support payments and to conditionally reimburse it for prior period expense support payments, (ii) to pay for administrative services, and (iii) compensate

GFD, an affiliate of Guggenheim, for capital market services in connection with the marketing and distribution of our Shares. See Note 4. Related Party Agreements and Transactions for a discussion of related party transactions and expense reimbursement agreements.
Reimbursement of CCA and Guggenheim for Organization and Offering Expenses
Under the terms of the O&O Agreement, we agreed to reimburse CCA and Guggenheim for our organization and offering expenses solely in connection with the capital raise of our Public Offering (See Note 4. Related Party Agreements and Transactions).
Reimbursement of the Administrator for Administrative Services
We reimburse the Administrator for its expenses in connection with the provision of administrative services to us. These reimbursement expenses are periodically reviewed and approved by the Independent Trustees Committee of our Board. See Note 4. Related Party Agreements and Transactions for a summary of reimbursable expenses as related to administrative services.
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Interest Rate Risk
We are subject to financial market risks, including changes in interest rates through our investment in the Master Fund. As of June 30, 2018, 90.7% of the Master Fund's investments, or $339.7 million measured at fair value, are subject to floating interest rates. The Master Fund's sole credit facility is also subject to changes in its 3-Month London Interbank Offered Rate ("LIBOR") base rate. A rise in the general level of interest rates can be expected to lead to (i) higher interest income for the Master Fund's floating rate debt investments, (ii) value declines for fixed rate investments the Master Fund may hold, and (iii) higher interest expense in connection with the Master Fund's floating rate credit facility. To the extent that a majority of the Master Fund's investments may be in floating rate investments, an increase in interest rates could also make it more difficult for borrowers to repay their loans, and a rise in interest rates may also make it easier for the Advisor to meet or exceed the quarterly threshold for a performance-based incentive fee as described in Note 4. Related Party Agreements and Transactions of the Master Fund's audited consolidated financial statements.
Based on our investment in the Master Fund as of June 30, 2018, the following table presents the approximate annualized increase in value per outstanding Common Share due to (i) interest income from the Master Fund's investment portfolio and (ii) interest expense on the Master Fund's floating rate borrowings, directly resulting from hypothetical changes in base rate interest rates (e.g., LIBOR), assuming no changes in (i) the number of outstanding Common Shares, (ii) the number of outstanding Master Fund Shares, and (iii) our percent ownership of Master Fund shares:

Net Increase
Basis Points (bps) Increase	per Share
+50 bps	$0.08
+100 bps	0.17
+150 bps	0.25
+200 bps	0.34
The Master Fund regularly measures its exposure to interest rate risk. The Master Fund assesses interest rate risk and manages its interest rate exposure on an ongoing basis by comparing its interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Master Fund determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Item 4. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
Our disclosure controls and procedures include internal controls and other procedures designed to provide reasonable assurance that information required to be disclosed in this and other reports filed under the Exchange Act, is recorded, processed, summarized, and reported within the required time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to management, including our chief executive officer and chief financial officer, to allow timely decisions regarding required disclosures. It should be noted that no system of controls can provide complete assurance of achieving a company’s objectives and that future events may impact the effectiveness of a system of controls.
Our chief executive officer and chief financial officer, after conducting an evaluation, together with members of our management, of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2018, have concluded that our disclosure controls and procedures, as defined in Rule 13a-15(e) under the Exchange Act, were effective as of June 30, 2018 at a reasonable level of assurance.

Changes in Internal Control over Financial Reporting
During the most recent fiscal quarter, there was no change in our internal controls over financial reporting, as defined under Rule 13a-15(f) under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II. OTHER INFORMATION
Item 1. Legal Proceedings.
At August 3, 2018, we were not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.
From time to time, we, or our administrator, may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, our business, including legal proceedings related to the enforcement of our rights under contracts with our portfolio companies. While legal proceedings, lawsuits, claims, and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance, the results of these proceedings are not expected to have a material adverse effect on our financial position or results of operations.
Item 1A. Risk Factors.
As of June 30, 2018, there have been no material changes from the risk factors set forth in our Form 10-K dated and filed with the SEC on March 14, 2018.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
(a)    None
(b)    None
(c)    The following table provides information concerning our repurchases of Common Shares pursuant to our share repurchase program during the quarter ended June 30, 2018:

Period	Total Number of Shares Purchased	Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs (1)
April 1, 2018 to April 30, 2018	—	—	—	—
May 1, 2018 to May 31, 2018	—	—	—	—
June 1, 2018 to June 30, 2018	2,504	$25.79	2,504	—
Total	2,504		2,504	—
____________________

(1)
A description of the maximum number of Common Shares that may be repurchased under our share repurchase program is set forth in Note 5. Common Shares to our unaudited financial statements included herein.

Item 5. Other Information.
None.
Item 6. Exhibits.
The exhibits required by this item are set forth in the Exhibit Index attached hereto and are filed or incorporated as part of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND 2019

Date:	August 9, 2018	By:	/s/ Matthew S. Bloom
MATTHEW S. BLOOM
Chief Executive Officer
(Principal Executive Officer)

Date:	August 9, 2018	By:	/s/ Brian S. Williams
BRIAN S. WILLIAMS
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX
The following exhibits are filed or incorporated as part of this Report.

3.1
Certificate of Amendment to Certificate of Trust of the Registrant. (Incorporated by reference to Exhibit 99(a)(3) filed with Pre-Effective Amendment No. 4 to the Registrant's registration statement on Form N-2 (File No. 333-198667) filed on July 28, 2015.)

3.2	Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 3.2 filed with the Registrant's Form 8-K (File No. 814-01091) filed on March 15, 2016.)

3.3	Certificate of Amendment to Certificate of Trust (Incorporated by reference to Exhibit 3.1 filed with the Registrant's Form 8-K (File No. 814-01091) as filed October 23, 2017.)

3.4	Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.3 filed with the Registrant's Form 8-K (File No. 814-01091) filed on March 15, 2016)

4.1
Distribution Reinvestment Plan of the Registrant. (Incorporated by reference to Exhibit 99(e) filed with Pre-Effective Amendment No. 4 to the Registrant's registration statement on Form N-2 (File No. 333-198667) filed on July 28, 2015.)

10.1
Amended and Restated Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit 10.3 filed with Guggenheim Credit Income Fund's Form 10-Q (File No. 814-01117) filed on May 12, 2017) *

10.2
Administrative Services Agreement by and between the Registrant and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.2 filed with Guggenheim Credit Income Fund's Form 8-K (File No. 814-01117) filed on August 15, 2017.)

10.3
Second Amended and Restated Dealer Manager Agreement by and among Guggenheim Credit Income Fund 2016 T, Guggenheim Credit Income Fund and Carey Financial, LLC. (Incorporated by reference to Exhibit 10.4 filed with Guggenheim Credit Income Fund 2016 T's Form 10-K (File No. 814-01094) filed on April 17, 2017.)

10.4
Form of Selected Dealer Agreement (revised Exhibit A to Second Amended and Restated Dealer Manager Agreement). (Incorporated by reference to Exhibit 10.5 filed with Guggenheim Credit Income Fund 2016 T's Form 10-K (File No. 814-01094) filed on April 17, 2017.)

10.5
Assignment and Assumption Agreement for Dealer Manager Agreement by and among the Registrant, Carey Financial, LLC, and Guggenheim Funds Distributors, LLC. (Incorporated by reference to Exhibit 99.4 filed with Guggenheim Credit Income Fund's Form 8-K (File No. 814-01117) filed on August 15, 2017.)

10.6
Form of Expense Support and Conditional Reimbursement Agreement. (Incorporated by reference to Exhibit (k)(2) filed as Post Effective Amendment No. 1 to the Registrant's registration statement on Form N-2 (File No. 333-198667) filed on August 3, 2015.)*

10.7
Form of Amended and Restated Expense Support and Conditional Reimbursement Agreement by and among the Registrant, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.4 filed with Registrant's Form 8-K (File No. 814-01091) on August 16, 2017.)

10.8
Form of Organization and Offering Expense Reimbursement Agreement. (Incorporated by reference to Exhibit (k)(4) filed with Pre-Effective Amendment No. 4 to Guggenheim Credit Income Fund 2016 T's registration statement on Form N-2 (File No. 333-198882) filed on July 17, 2015.) *

10.9
Form of Amended and Restated Organization and Offering Expense Reimbursement Agreement by and among the Registrant, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.3 filed with Guggenheim Credit Income Fund's Form 8-K (File No. 814-01117) filed on August 15, 2017.)

10.10
Investment Management Agreement by and between Hamilton Finance LLC and Guggenheim Credit Income Fund. (Incorporated by reference to Exhibit 10.3 filed with Guggenheim Credit Income Fund's Form 8-K (File No. 814-01117) filed on December 22, 2015.)

10.11
Amendment to Amended and Restated Loan Agreement and Investment Management Agreement dated as of August 24, 2017. (Incorporated by reference to Exhibit 10.13 filed with Guggenheim Credit Income Fund's Form 10-Q (File No. 814-01117) filed on November 7, 2017.)

14.1	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit 14.1 filed with Guggenheim Credit Income Fund's Form 10-K (File No. 814-01117) filed on March 13, 2018.)

14.2
Code of Ethics of Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 14.2 filed with Guggenheim Credit Income Fund's Form 10-K (File No. 814-01117) filed on March 13, 2018.)

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

31.2	Certification of Chief Financial Officer of pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

99	Form 10Q of Guggenheim Credit Income Fund for the quarterly period ended June 30,2018. (Filed herewith.)

* These exhibit items were effective during a portion of the reporting period; however, as of the date of this filing, these items are no longer effective with respect to the registrant.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2018
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file number: 814-01117
GUGGENHEIM CREDIT INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware	47-2039472
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
330 Madison Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 739-0700
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See definition of “large accelerated filer,” “accelerated filer," “smaller reporting company,” and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ Do not check if smaller reporting company	Smaller reporting company	☐
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒
The number of the Registrant's common shares outstanding as of August 2, 2018 was 29,151,096.

GUGGENHEIM CREDIT INCOME FUND

Forward-Looking Statements
This Quarterly Report on Form 10-Q, or this Report, including Management's Discussion and Analysis of Financial Condition and Results of Operations in Item 2 of Part I of this Report, contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements generally are characterized by the use of terms such as “may,” “should,” “plan,” “anticipate,” “estimate,” “intend,” “predict,” “believe,” “expect,” “will,” “will be,” and “project” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: increased direct competition; changes in government regulations; changes in local, national, and global economic and capital market conditions; our ability to obtain or maintain credit lines or credit facilities on satisfactory terms; changes in interest rates; availability of proceeds from our private offering of common shares; our ability to identify suitable investments and/or to close on identified investments; the performance of our investments; and the ability of borrowers related to our debt investments to make payments under their respective loans. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors which could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in this Report as well as in our other filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to those described in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2017, that was filed on March 13, 2018. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which apply only as of the date of this Report, unless noted otherwise. Except as may be required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements. The forward-looking statements should be read in light of the risk factors identified in Part II. Item 1A. Risk Factors of this Report and in Part I. Item 1A. Risk Factors of our Form 10-K for the fiscal year ended December 31, 2017, that was filed on March 13, 2018. The forward-looking statements and projections contained in this Report are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.
All references to “Note” or “Notes” throughout this Report refer to the notes to the consolidated financial statements of the registrant in Part I. Item 1. Consolidated Financial Statements (unaudited).
Unless otherwise noted, the terms “we,” “us,” “our,” the "Company," and the “Master Fund” refer to Guggenheim Credit Income Fund. All capitalized terms have the same meaning as defined in the Notes.

PART I. FINANCIAL INFORMATION
Item 1. Consolidated Financial Statements (Unaudited)
GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
(in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
Assets
Investments at fair value (amortized cost of $382,717 and $369,530, respectively)	$385,225	$372,434
Cash	9,495	1,294
Restricted cash	28,166	24,326
Interest and dividend income receivable	3,087	2,212
Principal receivable	75	114
Receivable from related parties	138	130
Unrealized appreciation of foreign currency forward contracts	432	—
Prepaid expenses and other assets	163	177
Total assets	$426,781	$400,687

Liabilities
Credit facility payable, net of financing costs	$148,290	$148,988
Collateral received for foreign currency forward contracts	640	—
Payable for investments purchased	24,796	—
Accrued management fee	1,219	596
Accrued performance-based incentive fee	1,949	1,334
Unrealized depreciation on foreign currency forward contracts	—	199
Payable to related parties	120	168
Trustees fees payable	35	—
Accrued professional services fees	254	476
Accounts payable, accrued expenses and other liabilities	528	445
Total liabilities	177,831	152,206
Commitments and contingencies (Note 8. Commitments and Contingencies)
Net Assets	$248,950	$248,481

Components of Net Assets:
Common Shares, $0.001 par value, 1,000,000,000 Shares authorized, 29,151,096 and 29,151,096 Shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	$29	$29
Paid-in-capital in excess of par value	245,721	245,721
Accumulated distributions in excess of net investment income	(1,680)	(1,340)
Accumulated undistributed net realized gain	1,905	1,366
Net unrealized appreciation	2,975	2,705
Net assets	$248,950	$248,481
Net asset value per Common Share	$8.54	$8.52
See Unaudited Notes to Consolidated Financial Statements.

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Investment Income
Interest income	$8,365	$7,442	$16,485	$13,259
Dividend income	236	—	347	—
Fee income	252	303	286	658
Total investment income	8,853	7,745	17,118	13,917
Operating Expenses
Interest expense	2,019	1,607	3,830	3,104
Management fee	1,816	1,977	3,596	3,634
Performance-based incentive fee	(11)	(46)	615	419
Administrative services	52	52	105	97
Custody services	31	43	58	44
Trustees fees	88	148	187	260
Professional services fees	214	226	457	536
Other expenses	168	183	401	349
Total expenses	4,377	4,190	9,249	8,443
Net investment income	4,476	3,555	7,869	5,474
Realized and unrealized gains (losses):
Net realized gains (losses) on:
Investments	(637)	1,569	2,632	2,530
Foreign currency forward contracts	927	(841)	227	(619)
Foreign currency transactions	(28)	(59)	(29)	(111)
Net realized gains	262	669	2,830	1,800
Net change in unrealized appreciation (depreciation) on:
Investments	(1,141)	(958)	(396)	376
Foreign currency forward contracts	816	33	631	(160)
Foreign currency translation	35	—	35	—
Net change in unrealized appreciation (depreciation)	(290)	(925)	270	216
Net realized and unrealized gains (losses)	(28)	(256)	3,100	2,016
Net increase in net assets resulting from operations	$4,448	$3,299	$10,969	$7,490
Per Common Share information:
Net investment income per Common Share outstanding - basic and diluted	$0.15	$0.13	$0.27	$0.21
Earnings per Common Share - basic and diluted (Note 9. Earnings Per Common Share)	$0.15	$0.12	$0.38	$0.29
Weighted average Common Shares outstanding (basic and diluted)	29,151,096	28,097,842	29,151,096	25,839,057
Distributions per Common Share	$0.19	$0.12	$0.36	$0.22
See Unaudited Notes to Consolidated Financial Statements.

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
 (in thousands, except share data)

	Six Months Ended June 30,
	2018	2017
Operations:
Net investment income	$7,869	$5,474
Net realized gains	2,830	1,800
Net change in unrealized appreciation	270	216
Net increase in net assets resulting from operations	10,969	7,490
Shareholder distributions:
Distributions from net investment income	(7,869)	(5,474)
Distributions from realized gains	(2,291)	—
Distributions in excess of net investment income	(340)	(318)
Net decrease in net assets from shareholder distributions	(10,500)	(5,792)
Capital share transactions:
Issuance of Common Shares	—	68,800
Net increase in net assets resulting from capital share transactions	—	68,800
Total increase in net assets	469	70,498
Net assets at beginning of period	248,481	178,066
Net assets at end of period	$248,950	$248,564
Capital share activity:
Common Shares outstanding at the beginning of the period	29,151,096	21,016,797
Common Shares issued from subscriptions	—	8,065,461
Common Shares outstanding at the end of the period	29,151,096	29,082,258
Distributions in excess of net investment income at end of period	(1,680)	(763)
See Unaudited Notes to Consolidated Financial Statements.

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Six Months Ended June 30,
	2018	2017
Operating activities
Net increase in net assets resulting from operations	$10,969	$7,490
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Paid-in-kind income	(404)	—
Amortization of premium/accretion on investments, net	(661)	(607)
Proceeds from sales of investments	18,364	34,827
Proceeds from paydowns on investments	102,816	41,279
Purchase of investments	(130,670)	(173,930)
Net realized gain on investments	(2,632)	(2,530)
Net change in unrealized (appreciation) depreciation on investments	396	(376)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(631)	160
Amortization of deferred financing costs	247	238
(Increase) decrease in operating assets:
Deferred offering costs	—	58
Interest and dividend income receivable	(875)	(943)
Principal receivable	39	2,277
Receivable from related parties	(8)	—
Prepaid expenses and other assets	14	(27)
Increase (decrease) in operating liabilities:
Payable for investments purchased	24,796	(102)
Accrued management fee	623	101
Accrued performance-based incentive fee	615	420
Payable to related parties	(48)	6
Accrued professional services fees	(222)	(52)
Trustees fees payable	35	86
Accounts payable, accrued expenses and other liabilities	13	(30)
Net cash provided by (used in) operating activities	22,776	(91,655)
Financing activities
Issuance of Common Shares	—	68,800
Credit facility borrowings, net of financing costs	—	24,000
Payment of financing costs	(875)	—
Distributions paid	(10,500)	(5,792)
Net cash provided by (used in) financing activities	(11,375)	87,008
Net increase (decrease) in restricted and unrestricted cash	11,401	(4,647)
Restricted and unrestricted cash, beginning of period	25,620	26,168
Restricted and unrestricted cash, end of period	$37,021	$21,521
Components of restricted and unrestricted cash
Cash	9,495	6,448
Restricted cash	28,166	15,073
Collateral received for foreign currency forward contracts	(640)	—
Total restricted and unrestricted cash	$37,021	$21,521
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,552	$2,862
Financing cost payable	$70	$—
See Unaudited Notes to Consolidated Financial Statements.

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
INVESTMENTS
Debt investments - 150.4%
Aerospace & Defense
Advanced Integration Technology	(15)	Senior Secured Loans - First Lien	L+4.75%	7.22%	4/3/2023	4,669	$4,652	$4,669	1.8%
National Technical Systems	(15)	Senior Secured Loans - First Lien	L+6.25%	8.34%	6/12/2021	3,488	3,463	3,401	1.4%
Tronair, Inc	(15)	Senior Secured Loans - First Lien	L+4.75%	7.11%	9/8/2023	3,930	3,896	3,930	1.6%
Total Aerospace & Defense							12,011	12,000	4.8%
Automotive
Accuride Corp.	(15)	Senior Secured Loans - First Lien	L+5.25%	7.58%	11/17/2023	11,820	11,455	11,997	4.8%
BBB Industries	(12)(13)(15)	Senior Secured Loans - First Lien	L+4.50%	6.84%	6/26/2025	2,000	1,980	1,990	0.8%

Mavis Tire Express Services Corp.		Senior Secured Loans - First Lien	L+3.25%	5.33%	2/28/2025	3,181	3,166	3,162	1.3%
Mavis Tire Express Services Corp. (Delayed Draw)		Senior Secured Loans - First Lien	L+3.25%	5.33%	2/28/2025	28	28	28	—%
Mavis Tire Express Services Corp.	(13)(15)	Senior Secured Loans - Second Lien	L+7.50%	9.58%	3/20/2026	3,446	3,365	3,379	1.4%
Mavis Tire Express Services Corp. (Delayed Draw)	(13)(15)	Senior Secured Loans - Second Lien	L+7.50%	9.58%	3/20/2026	17	17	17	—%
Mavis Tire Express Services Corp. (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+3.25%	N/A	6/14/2022	—	(26)	(26)	—%
							6,550	6,560	2.7%

WESCO Group	(12)(13)(15)	Senior Secured Loans - First Lien	L+4.25%	6.57%	6/6/2024	1,000	990	990	0.4%
Total Automotive							20,975	21,537	8.7%
Banking, Finance, Insurance & Real Estate
C-III Capital Partners	(11)(15)	Senior Secured Loans - First Lien	L+9.00%	11.13%	9/8/2021	977	950	977	0.4%
Hunt Companies, Inc.	(11)	Senior Secured Bonds	N/A	6.25%	2/15/2026	4,000	4,000	3,730	1.5%
Total Banking, Finance, Insurance & Real Estate							4,950	4,707	1.9%
Beverage, Food & Tobacco
Addo Foods Group	UK(10)(11)(15)	Senior Secured Loans - First Lien	G+8.00%	9.00%	4/19/2024	£10,000	12,173	12,898	5.2%
Blue Harvest Fisheries	(15)	Senior Secured Loans - First Lien	L+7.00%	9.10%	7/29/2022	5,677	5,616	5,619	2.3%
Chef's Warehouse, Inc.	(11)	Senior Secured Loans - First Lien	L+4.00%	6.09%	6/22/2022	4,005	3,951	4,043	1.6%

CTI Foods	(13)	Senior Secured Loans - First Lien	L+3.50%	5.60%	6/29/2020	4,902	4,520	4,281	1.7%
CTI Foods		Senior Secured Loans - Second Lien	L+7.25%	9.35%	6/28/2021	5,000	4,741	3,800	1.5%
							9,261	8,081	3.2%

Kar Nut Products Co.	(15)	Senior Secured Loans - First Lien	L+4.50%	6.59%	3/31/2023	914	907	907	0.4%

Parts Town, LLC		Senior Secured Loans - First Lien	L+4.00%	6.33%	12/9/2024	4,229	4,209	4,231	1.7%
Parts Town, LLC	(13)(15)	Senior Secured Loans - Second Lien	L+8.00%	10.33%	12/8/2025	4,250	4,211	4,303	1.7%
							8,420	8,534	3.4%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets

Reddy Ice		Senior Secured Loans - First Lien	L+5.50%	7.88%	5/1/2019	3,597	3,515	3,586	1.4%
Total Beverage, Food & Tobacco							43,843	43,668	17.5%
Capital Equipment
Cleaver Brooks, Inc.		Senior Secured Bonds	N/A	7.88%	3/1/2023	2,000	2,000	2,060	0.8%
Endries Acquisition Holdings	(15)	Senior Secured Loans - First Lien	L+4.75%	6.80%	6/1/2023	620	615	615	0.2%
Great Lakes Dredge and Dock	(11)(13)	Senior Unsecured Debt	N/A	8.00%	5/15/2022	3,640	3,693	3,722	1.5%
Total Capital Equipment							6,308	6,397	2.5%
Chemicals, Plastics & Rubber
Ilpea Parent, Inc	IT(10)(11)(15)	Senior Secured Loans - First Lien	L+4.75%	6.85%	3/2/2023	5,739	5,669	5,760	2.3%
Total Chemicals, Plastics & Rubber							5,669	5,760	2.3%
Construction & Building
Fiber Composites, LLC	(14)(15)(22)	Senior Unsecured Debt	N/A	12.50%	6/29/2022	5,430	5,345	5,528	2.2%

GAL Manufacturing	(15)	Senior Secured Loans - First Lien	L+4.00%	6.10%	6/26/2023	5,511	5,430	5,456	2.2%
GAL Manufacturing	(13)(15)	Senior Secured Loans - Second Lien	L+8.25%	10.35%	6/26/2024	6,000	5,887	5,885	2.4%
GAL Manufacturing (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+4.25%	N/A	6/24/2022	—	(44)	(43)	—%
							11,273	11,298	4.6%

Hayward Industries, Inc.	(13)(15)	Senior Secured Loans - Second Lien	L+8.25%	10.34%	8/4/2025	6,000	5,899	6,030	2.4%

Springs Window Fashions, LLC	(12)	Senior Secured Loans - First Lien	L+4.25%	6.32%	5/4/2025	3,000	2,970	3,019	1.2%
Springs Window Fashions, LLC	(12)(15)	Senior Secured Loans - Second Lien	L+8.50%	10.57%	5/24/2026	3,000	2,850	2,903	1.2%
							5,820	5,922	2.4%
Total Construction & Building							28,337	28,778	11.6%
Consumer Goods: Non-Durable
Galls LLC	(15)	Senior Secured Loans - First Lien	L+6.25%	8.34%	1/31/2025	3,639	3,602	3,600	1.4%
Galls LLC (Delayed Draw)	(15)	Senior Secured Loans - First Lien	L+6.25%	8.34%	1/31/2025	267	264	264	0.1%
Galls LLC (Revolver)	(8)(13)(15)	Senior Secured Loans - First Lien	L+6.25%	8.34%	1/31/2024	232	158	159	0.1%
							4,024	4,023	1.6%

Implus Footcare, LLC	(15)	Senior Secured Loans - First Lien	L+6.75%	8.84%	4/30/2021	4,721	4,681	4,687	1.9%
Implus Footcare, LLC	(15)	Senior Secured Loans - First Lien	L+6.75%	8.84%	4/30/2021	916	906	909	0.4%
							5,587	5,596	2.3%
Total Consumer Goods: Non-Durable							9,611	9,619	3.9%
Consumer Goods: Durable
Williams Scotsman International, Inc.	(11)(13)	Senior Secured Bonds	N/A	7.88%	12/15/2022	4,000	4,143	4,140	1.7%
Total Consumer Goods: Durable							4,143	4,140	1.7%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Containers, Packaging & Glass
Bioplan USA, Inc.	(15)	Senior Secured Loans - First Lien	L+4.75%	6.84%	9/23/2021	5,321	4,912	4,975	2.0%

Resource Label Group LLC	(15)	Senior Secured Loans - First Lien	L+4.50%	6.80%	5/26/2023	2,959	2,934	2,915	1.2%
Resource Label Group LLC	(15)	Senior Secured Loans - Second Lien	L+8.50%	10.80%	11/26/2023	3,000	2,961	2,985	1.2%
							5,895	5,900	2.4%
Total Containers, Packaging & Glass							10,807	10,875	4.4%
Energy: Oil & Gas
Ferrellgas, LP	(11)	Senior Unsecured Debt	N/A	6.75%	1/15/2022	2,250	2,214	2,036	0.8%
Ferrellgas, LP	(11)	Senior Unsecured Debt	N/A	6.75%	6/15/2023	1,855	1,776	1,618	0.6%
							3,990	3,654	1.4%

Navajo Nation Oil and Gas	(11)(15)	Senior Secured Loans - First Lien	L+7.50%	9.80%	6/30/2025	5,000	4,950	4,951	2.0%
Penn Virginia	(11)(13)	Senior Secured Loans - Second Lien	L+7.00%	9.10%	9/29/2022	3,000	2,947	3,068	1.2%
Permian Production Partners	(11)(15)	Senior Secured Loans - First Lien	L+6.00%	8.09%	5/9/2024	4,000	3,842	3,980	1.6%
Total Energy: Oil & Gas							15,729	15,653	6.2%
Healthcare & Pharmaceuticals
Alegeus Technologies LLC	(15)	Senior Secured Loans - First Lien	L+5.00%	7.33%	4/28/2023	990	980	982	0.4%

Alltech	(13)(15)	Subordinated Debt	L+7.75%	9.84%	7/21/2023	14,376	14,217	14,225	5.7%
Alltech	(13)(15)	Subordinated Debt	E+7.75%	8.75%	7/21/2023	€601	620	694	0.3%
							14,837	14,919	6.0%

Endo Pharmaceuticals Finance Co	(11)(13)	Senior Unsecured Debt	N/A	5.38%	1/15/2023	2,780	2,118	2,224	0.9%
Endo Pharmaceuticals Finance Co	(11)(13)	Senior Unsecured Debt	N/A	7.25%	1/15/2022	1,220	1,056	1,122	0.5%
							3,174	3,346	1.4%

WIRB-Copernicus Group	(15)	Senior Secured Loans - Second Lien	L+8.25%	10.34%	8/15/2023	12,000	11,785	11,879	4.8%
Total Healthcare & Pharmaceuticals							30,776	31,126	12.6%
Hotel, Gaming & Leisure
Bay Club Company		Senior Secured Loans - First Lien	L+6.50%	8.81%	8/31/2022	7,601	7,446	7,687	3.1%
Boyne Resorts		Senior Secured Bonds	N/A	7.25%	5/1/2025	1,000	1,000	1,043	0.4%

Stadium Management Group		Senior Secured Loans - First Lien	L+3.25%	5.34%	1/23/2025	2,394	2,391	2,394	1.0%
Stadium Management Group	(13)	Senior Secured Loans - Second Lien	L+7.00%	9.09%	1/23/2026	2,400	2,395	2,428	1.0%
							4,786	4,822	2.0%
Total Hotel, Gaming & Leisure							13,232	13,552	5.5%
Media: Advertising, Printing & Publishing
Boats Group	(15)	Senior Secured Loans - First Lien	L+4.25%	6.34%	9/9/2022	6,878	6,818	6,878	2.8%
Boats Group	(15)	Senior Secured Loans - Second Lien	L+8.00%	10.09%	11/14/2024	4,000	3,952	3,953	1.6%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Boats Group (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+4.25%	N/A	9/9/2021	—	(82)	(64)	—%
							10,688	10,767	4.4%

McGraw-Hill Global Education Holdings		Senior Secured Loans - First Lien	L+4.00%	6.09%	5/4/2022	1,990	1,969	1,950	0.8%
McGraw-Hill Global Education Holdings	(13)(15)(23)	Senior Unsecured Debt	N/A	11.00%	4/20/2022	2,000	1,952	1,952	0.8%
McGraw-Hill Global Education Holdings	(13)	Senior Unsecured Debt	N/A	7.88%	5/15/2024	2,000	1,928	1,850	0.7%
							5,849	5,752	2.3%

Trader Interactive	(15)	Senior Secured Loans - First Lien	L+6.00%	7.84%	6/15/2024	5,597	5,597	5,515	2.2%
Trader Interactive (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.00%	N/A	6/15/2023	—	(43)	(43)	—%
							5,554	5,472	2.2%

Total Media: Advertising, Printing & Publishing							22,091	21,991	8.9%
Media: Broadcasting & Subscription
ProQuest, LLC	(15)	Senior Secured Loans - Second Lien	L+9.00%	11.09%	12/15/2022	275	271	279	0.1%
Total Media: Broadcasting & Subscription							271	279	0.1%
Metals & Mining
New Day Aluminum, LLC	(14)(15)(21)	Senior Secured Bonds	N/A	10.00%	10/28/2020	24	2	24	—%
Total Metals & Mining							2	24	—%
Retail
Belk, Inc.		Senior Secured Loans - First Lien	L+4.75%	7.09%	12/12/2022	1,442	1,329	1,120	0.4%
Blue Nile, Inc.	(15)	Senior Secured Loans - First Lien	L+6.50%	8.59%	2/17/2023	11,400	11,121	11,514	4.6%

Pet Holdings ULC	CN(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	7.81%	7/5/2022	4,392	4,340	4,348	1.8%
Pet Holdings ULC (Delayed Draw)	CN(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	7.81%	7/5/2022	60	60	59	—%
Pet Holdings ULC (Delayed Draw)	CN(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	7.81%	6/23/2022	435	435	430	0.1%
							4,835	4,837	1.9%

Sears Roebuck	(11)(12)	Senior Secured Loans - First Lien	L+4.50%	6.50%	1/18/2019	3,728	3,726	3,725	1.5%
Welcome Break Limited	UK(10)(11)(15)	Senior Secured Loans - Second Lien	G+8.00%	8.71%	1/30/2023	£5,989	7,389	7,815	3.1%
Total Retail							28,400	29,011	11.5%
Services: Business
Capstone Logistics		Senior Secured Loans - First Lien	L+4.50%	6.59%	10/7/2021	4,867	4,838	4,834	1.9%
Clarion (Comet Bidco)	UK(10)(11)(13)	Senior Secured Loans - First Lien	L+5.00%	7.31%	10/31/2024	5,970	5,852	5,786	2.3%
ECG Management Consultants	(15)	Senior Secured Loans - First Lien	L+4.50%	6.59%	6/30/2025	1,529	1,514	1,514	0.6%
HealthChannels, Inc.	(15)	Senior Secured Loans - First Lien	L+4.50%	6.81%	4/3/2025	1,995	1,956	2,000	0.8%

Park Place Technologies	(15)	Senior Secured Loans - First Lien	L+4.00%	6.09%	3/22/2025	2,500	2,488	2,503	1.0%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Park Place Technologies	(13)(15)	Senior Secured Loans - Second Lien	L+8.00%	10.09%	3/22/2026	2,500	2,476	2,506	1.0%
							4,964	5,009	2.0%

SLR Consulting	UK(10)(11)(13)(15)	Senior Secured Loans - First Lien	L+4.00%	6.50%	5/14/2025	1,588	1,544	1,545	0.6%
SLR Consulting (Delayed Draw)	UK(8)(10)(11)(13)(15)	Senior Secured Loans - First Lien	L+4.00%	N/A	5/14/2025	£—	(8)	—	—%
							1,536	1,545	0.6%

YAK Access, LLC	(12)(13)(15)	Senior Secured Loans - Second Lien	L+10.00%	12.08%	6/13/2026	5,000	4,650	4,650	1.9%
Total Services: Business							25,310	25,338	10.1%
Technology
Advicent Solutions	(15)	Senior Secured Loans - First Lien	L+8.25%	10.55%	2/28/2022	7,108	6,977	6,980	2.8%
Air Newco, LLC	(11)(13)	Senior Secured Loans - First Lien	L+4.75%	6.78%	5/31/2024	2,750	2,743	2,771	1.1%
Alfresco Software	(15)	Senior Secured Loans - First Lien	L+8.50%	10.83%	9/9/2024	3,311	3,233	3,235	1.3%

Bullhorn, Inc.	(15)	Senior Secured Loans - First Lien	L+6.75%	9.09%	11/21/2022	5,502	5,472	5,472	2.2%
Bullhorn, Inc. (Term Loan B)	(15)	Senior Secured Loans - First Lien	L+6.75%	9.09%	11/21/2022	198	196	196	0.1%
Bullhorn, Inc. (Delayed Draw)	(13)(15)	Senior Secured Loans - First Lien	L+6.75%	9.09%	11/21/2022	1,192	1,186	1,186	0.5%
Bullhorn, Inc. (Revolver)	(8)(13)(15)	Senior Secured Loans - First Lien	L+6.75%	9.09%	11/21/2022	185	153	153	0.1%
							7,007	7,007	2.9%

Causeway Technologies	UK(10)(11)(15)	Senior Secured Loans - First Lien	G+7.00%	7.63%	6/2/2024	£2,300	2,918	2,984	1.2%
Cologix Holdings		Senior Secured Loans - Second Lien	L+7.00%	9.09%	3/20/2025	3,000	2,973	3,033	1.2%

Datix Bidco Limited	(15)	Senior Secured Loans - First Lien	L+4.50%	7.02%	4/18/2025	994	975	984	0.4%

Epicor Software, Corp.	(15)	Senior Secured Bonds	L+8.25%	10.56%	6/1/2023	4,268	4,178	4,268	1.7%

Kerridge Commercial Systems (USD Term Loan)	UK(10)(11)(13)(15)	Senior Secured Loans - First Lien	L+5.90%	7.08%	1/22/2024	634	623	623	0.3%
Kerridge Commercial Systems (GBP Term Loan)	UK(10)(11)(13)(15)	Senior Secured Loans - First Lien	G+4.75%	5.32%	1/22/2024	£528	727	685	0.3%
Kerridge Commercial Systems (Euro Delayed Draw)	UK(10)(11)(13)(15)	Senior Secured Loans - First Lien	E+4.75%	5.25%	1/22/2024	€97	117	113	—%
							1,467	1,421	0.6%

Lytx, Inc.	(15)	Senior Secured Loans - First Lien	L+6.75%	8.84%	8/31/2023	6,582	6,443	6,442	2.6%
Lytx, Inc.	(15)	Senior Secured Loans - First Lien	L+6.75%	8.84%	8/31/2023	1,476	1,433	1,444	0.6%
Lytx, Inc. (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	N/A	8/31/2022	—	(39)	(38)	—%
							7,837	7,848	3.2%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets

Ministry Brands	(13)(15)	Senior Secured Loans - First Lien	L+4.00%	6.10%	12/2/2022	968	960	968	0.4%
Ministry Brands (Delayed Draw)	(13)(15)	Senior Secured Loans - First Lien	L+4.00%	6.10%	12/2/2022	703	700	703	0.3%
							1,660	1,671	0.7%

Onyx CenterSource	(15)	Senior Secured Loans - First Lien	L+6.75%	9.09%	12/20/2021	7,028	7,005	7,005	2.8%
Onyx CenterSource (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	N/A	12/20/2021	—	(41)	(29)	—%
							6,964	6,976	2.8%

Planview, Inc.	(15)	Senior Secured Loans - First Lien	L+5.25%	7.34%	1/27/2023	4,333	4,280	4,295	1.7%
Planview, Inc.	(15)	Senior Secured Loans - Second Lien	L+9.75%	11.84%	7/27/2023	4,388	4,326	4,337	1.7%
							8,606	8,632	3.4%

Velocity Holdings US	(15)	Senior Secured Loans - First Lien	L+7.00%	9.06%	12/12/2023	5,511	5,385	5,387	2.2%
Velocity Holdings US (Revolver)	(8)(13)(15)	Senior Secured Loans - First Lien	L+7.00%	9.06%	12/12/2022	346	294	295	0.1%
							5,679	5,682	2.3%

ZPG PLC	UK(10)(11)(12)(13)(15)	Senior Secured Loans - Second Lien	G+7.50%	8.16%	7/10/2026	£3,080	4,005	4,055	1.6%
Total Technology							67,222	67,547	27.2%
Telecommunications
Firstlight Fiber	(12)(13)	Senior Secured Loans - First Lien	L+3.50%	5.84%	6/7/2025	2,500	2,488	2,497	1.0%
Firstlight Fiber	(12)(13)(15)	Senior Secured Loans - Second Lien	L+7.50%	9.84%	6/7/2026	2,500	2,475	2,506	1.0%
Total Telecommunications							4,963	5,003	2.0%
Transportation: Cargo
Flexi-Van Leasing Corp		Senior Secured Bonds	N/A	10.00%	2/15/2023	3,975	3,897	3,756	1.5%
Total Transportation: Cargo							3,897	3,756	1.5%
Utilities: Electric
BHI Energy	(15)	Senior Secured Loans - Second Lien	L+8.75%	11.25%	2/28/2025	6,000	5,889	5,940	2.4%
Moxie Liberty, LLC		Senior Secured Loans - First Lien	L+6.50%	8.83%	8/21/2020	2,937	2,893	2,770	1.1%
Moxie Patriot, LLC		Senior Secured Loans - First Lien	L+5.75%	8.08%	12/19/2020	357	349	354	0.1%
MRP Generation Holdings, LLC	(15)	Senior Secured Loans - First Lien	L+7.00%	9.33%	10/18/2022	4,913	4,688	4,691	1.9%
Total Utilities: Electric							13,819	13,755	5.5%
Total Debt Investments							$372,366	$374,516	150.4%

Equity investments - 4.3%
Banking, Finance, Insurance & Real Estate
Four Springs Capital Trust (Preferred Equity)	(9)(11)(13)(15)(20)	Equity and Other	N/A	17.00%	N/A	185,590	$3,660	$3,712	1.5%
Banking, Finance, Insurance & Real Estate							3,660	3,712	1.5%

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

June 30, 2018 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Energy: Oil & Gas
Maverick Natural Resources, LLC (Common Equity)	(15)(17)	Equity and Other	N/A	N/A	N/A	4,625	3,413	3,413	1.4%
SandRidge Energy, Inc. (Common Equity)	(11)(13)(17)	Equity and Other	N/A	N/A	N/A	21,624	456	384	0.1%
Total Energy: Oil & Gas							3,869	3,797	1.5%
Technology
Alfresco Software (Common Equity)	(13)(15)(17)	Equity and Other	N/A	N/A	N/A	1,656	166	166	0.1%
Lytx, Inc. (Preferred Equity)	(9)(13)(15)(16)	Equity and Other	N/A	14.75%	N/A	2,425	2,425	2,425	1.0%
PluralSight Holdings (Warrant)	(13)(15)(17)	Equity and Other	N/A	N/A	N/A	23,232	—	378	0.1%
Velocity Holdings US (Class A Units)	(13)(15)(17)	Equity and Other	N/A	N/A	N/A	231	231	231	0.1%
Total Technology							2,822	3,200	1.3%
Total Equity Investments							$10,351	$10,709	4.3%

Total Investments - 154.7%							$382,717	$385,225	154.7%

June 30, 2018 (in thousands)
Derivative Counterparty	Settlement Date	Amount Purchased	Amount Sold	Amortized Cost (7)	Fair Value	% of Net Assets
Foreign Currency Forward Contracts
JPMorgan Chase Bank	7/16/2018	$823	€697	$—	$8	—%
JPMorgan Chase Bank	7/16/2018	$25,189	£18,751	—	$424	0.2%

_______________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act. The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities. The provisions of the 1940 Act also classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities

(4)
The periodic interest rate for all floating rate loans is indexed to London Interbank Offered Rate ("LIBOR" or "LIBO rate") (denoted as "L"), Euro Interbank Offered Rate ("EURIBOR") (denoted as "E"), British Pound Sterling LIBOR ("GBP LIBOR") (denoted as "G"), or Prime Rate (denoted as "P"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR, EURIBOR, GBP LIBOR, or Prime based on each respective credit agreement. As of June 30, 2018, LIBO rates ranged between 2.09% for 1-month LIBOR to 2.34% for 3-month LIBOR, the 3-month EURIBOR was -0.32%, and the GBP LIBOR was 0.67% and Prime was 4%.

(5)	For portfolio companies with multiple interest rate contracts under a single credit agreement, the interest rate shown is a weighted average current interest rate in effect at June 30, 2018.

(6)	Unless noted otherwise, the principal amount (par amount) for all debt securities is denominated in U.S. Dollars. Equity investments are recorded as number of shares owned.

GUGGENHEIM CREDIT INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (UNAUDITED)

(7)
Cost represents amortized cost, inclusive of any capitalized paid-in-kind income ("PIK"), for debt securities, and cost plus capitalized PIK, if any, for preferred stock; currency amounts are presented in U.S. Dollars.

(8)	The investment is either a delayed draw loan or a revolving credit facility whereby some or all of the investment commitment is undrawn as of June 30, 2018 (see Note 8. Commitments and Contingencies).

(9)	The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities.

(10)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(11)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2018, qualifying assets represented 78% of total assets.

(12)	Investment position or portion thereof unsettled as of June 30, 2018.

(13)	Security or portion thereof was not pledged as collateral supporting the amounts outstanding under a credit facility as of June 30, 2018; (see Note 7. Borrowings).

(14)
The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(15)	Investment's value was determined using significant unobservable inputs (see Note 2. Significant Accounting Policies).

(16)	Preferred dividend rate is currently composed of 0% cash and 14.75% PIK. The Portfolio Company has not yet made an election to PIK.

(17)	Non-income producing security.

(18)
The negative fair value is the result of the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(19)
As of June 30, 2018, the aggregate gross unrealized appreciation for all securities, including foreign currency forward contracts, in which there was an excess of value over tax cost was $5,666; the aggregate gross unrealized depreciation for all securities, including foreign currency forward contracts, in which there was an excess of tax cost over value was $2,701; the net unrealized appreciation was $2,950; the aggregate cost of securities for Federal income tax purposes was $382,717.

(20)	Preferred dividend rate is currently composed of 0% cash and 17% PIK. The Portfolio Company has elected to PIK up to 17%.

(21)	Interest rate is currently composed of 4% cash and 6% PIK. The portfolio company may elect PIK up to 6%.

(22)	Interest rate is currently composed of 11.5% cash and 1% PIK. The portfolio company may elect PIK up to 1%.

(23)	Interest rate is currently composed of 11.0% cash or 11.75% PIK. The portfolio company may elect to partial PIK up to 50% of the interest for the period or full PIK of 11.75%.

Abbreviations:
CN = Canada; UK = United Kingdom; IT = Italy

See Unaudited Notes to Consolidated Financial Statements.

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
INVESTMENTS
Debt investments - 149.6%
Aerospace & Defense
Advanced Integration Technology	(12)(15)	Senior Secured Loans - First Lien	L+4.75%	6.32%	4/3/2023	7,541	$7,449	$7,598	3.1%
National Technical Systems	(15)	Senior Secured Loans - First Lien	L+6.25%	7.61%	6/14/2021	3,488	3,459	3,400	1.4%

Tronair, Inc	(15)	Senior Secured Loans - First Lien	L+4.75%	6.16%	9/8/2023	3,950	3,913	3,920	1.6%
Tronair, Inc	(15)	Senior Secured Loans - Second Lien	L+8.75%	10.16%	9/6/2024	4,000	3,876	3,882	1.5%
							7,789	7,802	3.1%
Total Aerospace & Defense							18,697	18,800	7.6%
Automotive
Accuride Corp.	(15)	Senior Secured Loans - First Lien	L+5.25%	6.94%	11/10/2023	11,880	11,488	12,103	4.8%

Express Oil	(13)(15)	Senior Secured Loans - First Lien	L+6.75%	8.32%	6/14/2024	2,363	2,313	2,313	0.9%
Express Oil (Delayed Draw)	(8)(13)(15)	Senior Secured Loans - First Lien	L+6.75%	8.37%	6/14/2024	821	813	796	0.3%
Express Oil (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	N/A	6/14/2022	—	(27)	(27)	—%
							3,099	3,082	1.2%

Humanetics	(15)	Senior Secured Loans - First Lien	L+6.00%	7.57%	7/12/2022	8,521	8,331	8,388	3.4%
Humanetics (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.00%	N/A	7/12/2022	—	(8)	(46)	—%
							8,323	8,342	3.4%

Mavis Tire Supply, LLC	(15)	Senior Secured Loans - First Lien	L+5.25%	6.67%	11/2/2020	2,925	2,899	2,902	1.2%
Total Automotive							25,809	26,429	10.6%
Banking, Finance, Insurance & Real Estate
C-III Capital Partners	(11)(15)	Senior Secured Loans - First Lien	L+9.00%	10.56%	8/8/2021	1,233	1,195	1,233	0.5%
Total Banking, Finance, Insurance & Real Estate							1,195	1,233	0.5%
Beverage, Food & Tobacco
Addo Foods Group	UK(10)(11)(15)	Senior Secured Loans - First Lien	L+8.00%	9.00%	3/14/2024	£10,000	12,154	13,169	5.3%
Amplify Snack Brands, Inc.	(11)(13)	Senior Secured Loans - First Lien	L+5.50%	6.88%	9/1/2023	948	915	953	0.4%
Blue Harvest Fisheries	(15)	Senior Secured Loans - First Lien	L+7.00%	8.57%	7/29/2022	5,697	5,628	5,631	2.3%
Chef's Warehouse, Inc.	(11)	Senior Secured Loans - First Lien	L+4.00%	5.57%	6/22/2022	4,027	3,966	4,052	1.6%

CTI Foods	(13)	Senior Secured Loans - First Lien	L+3.50%	5.07%	6/29/2020	1,477	1,347	1,344	0.5%
CTI Foods	(15)	Senior Secured Loans - Second Lien	L+7.25%	8.82%	6/28/2021	5,000	4,706	3,900	1.6%
							6,053	5,244	2.1%

Kar Nut Products Co.	(15)	Senior Secured Loans - First Lien	L+4.50%	5.84%	3/31/2023	935	927	927	0.4%

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets

Parts Town, LLC	(13)	Senior Secured Loans - First Lien	L+4.00%	5.57%	12/4/2024	4,250	4,229	4,275	1.7%
Parts Town, LLC	(13)(15)	Senior Secured Loans - Second Lien	L+8.00%	9.57%	12/4/2025	4,250	4,208	4,271	1.7%
							8,437	8,546	3.4%

Reddy Ice		Senior Secured Loans - First Lien	L+5.50%	6.83%	5/1/2019	3,616	3,521	3,595	1.4%
Total Beverage, Food & Tobacco							41,601	42,117	16.9%
Capital Equipment
Cleaver Brooks, Inc.		Senior Secured Bonds	N/A	7.88%	3/1/2023	2,000	2,000	2,050	0.8%
Endries Acquisition Holdings	(15)	Senior Secured Loans - First Lien	L+4.75%	6.15%	6/1/2023	623	618	618	0.3%
Great Lakes Dredge and Dock	(11)	Senior Unsecured Debt	N/A	8.00%	5/15/2022	2,000	2,000	2,092	0.8%
Total Capital Equipment							4,618	4,760	1.9%
Chemicals, Plastics & Rubber
Ilpea Parent, Inc	IT(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	7.07%	3/31/2023	5,826	5,749	5,848	2.4%
Total Chemicals, Plastics & Rubber							5,749	5,848	2.4%
Construction & Building
Fiber Composites, LLC	(14)(15)(20)	Senior Unsecured Debt	N/A	12.50%	6/29/2022	5,472	5,351	5,471	2.2%

GAL Manufacturing	(13)(15)	Senior Secured Loans - First Lien	L+4.25%	5.92%	6/26/2023	5,539	5,451	5,451	2.2%
GAL Manufacturing	(13)(15)	Senior Secured Loans - Second Lien	L+8.25%	9.92%	6/26/2024	6,000	5,878	5,875	2.4%
GAL Manufacturing (Revolver)	(8)(13)(15)	Senior Secured Loans - First Lien	L+4.25%	—%	6/26/2022	—	32	33	—%
							11,361	11,359	4.6%

Hayward Industries, Inc.	(13)(15)	Senior Secured Loans - Second Lien	L+8.25%	9.82%	7/18/2025	6,000	5,897	5,970	2.4%
SRS Distribution, Inc.		Senior Secured Loans - Second Lien	L+8.75%	10.32%	2/24/2023	6,790	6,713	7,002	2.8%
Total Construction & Building							29,322	29,802	12.0%
Consumer Goods: Non-Durable
Implus Footcare, LLC	(15)	Senior Secured Loans - First Lien	L+6.75%	8.44%	4/30/2021	4,746	4,700	4,706	1.9%
Implus Footcare, LLC	(15)	Senior Secured Loans - First Lien	L+6.75%	8.35%	4/30/2021	921	910	913	0.4%
							5,610	5,619	2.3%

Mattel, Inc.	(11)	Senior Unsecured Debt	N/A	6.75%	12/31/2025	2,000	2,000	2,027	0.8%
Total Consumer Goods: Non-Durable							7,610	7,646	3.1%

Consumer Goods: Durable
Williams Scotsman International, Inc.	(11)(13)	Senior Secured Bonds	N/A	7.88%	12/15/2022	700	700	721	0.3%
Total Consumer Goods: Durable							700	721	0.3%

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Containers, Packaging & Glass
Bioplan USA, Inc.		Senior Secured Loans - First Lien	L+4.75%	6.32%	9/23/2021	5,512	5,028	5,411	2.2%

Resource Label Group LLC	(15)	Senior Secured Loans - First Lien	L+4.50%	6.19%	5/26/2023	2,974	2,947	2,945	1.2%
Resource Label Group LLC	(15)	Senior Secured Loans - Second Lien	L+8.50%	10.19%	11/26/2023	3,000	2,958	3,000	1.2%
							5,905	5,945	2.4%
Total Containers, Packaging & Glass							10,933	11,356	4.6%
Energy: Oil & Gas
BreitBurn Energy Partners LP	(11)(15)(16)	Senior Secured Bonds	N/A	—%	5/18/2020	3,250	3,153	3,250	1.3%

Ferrellgas, LP	(11)	Senior Unsecured Debt	N/A	6.75%	1/15/2022	2,250	2,209	2,081	0.8%
Ferrellgas, LP	(11)	Senior Unsecured Debt	N/A	6.75%	6/15/2023	1,855	1,769	1,702	0.7%
							3,978	3,783	1.5%

Moss Creek Resources	(13)(15)	Senior Unsecured Debt	L+8.00%	9.50%	3/29/2022	9,333	9,148	9,217	3.7%
Penn Virginia	(11)(13)(15)	Senior Secured Loans - Second Lien	L+7.00%	8.57%	9/29/2022	3,000	2,942	2,943	1.2%
Total Energy: Oil & Gas							19,221	19,193	7.7%
Healthcare & Pharmaceuticals
Alegeus Technology LLC	(15)	Senior Secured Loans - First Lien	L+5.00%	6.69%	4/28/2023	995	985	986	0.4%

Alltech	(13)(15)	Subordinated Debt	L+7.75%	9.32%	7/9/2023	14,376	14,204	14,210	5.7%
Alltech	(13)(15)	Subordinated Debt	L+7.75%	8.75%	7/9/2023	€601	620	713	0.3%
							14,824	14,923	6.0%

Hanger, Inc.	(11)(15)	Senior Unsecured Debt	N/A	11.50%	8/1/2019	4,000	3,957	4,150	1.7%

WIRB-Copernicus Group	(15)	Senior Secured Loans - Second Lien	L+9.00%	10.69%	8/15/2023	8,000	7,865	7,912	3.2%
WIRB-Copernicus Group	(15)	Senior Secured Loans - Second Lien	L+9.00%	10.69%	8/15/2023	4,000	3,950	3,956	1.6%
							11,815	11,868	4.8%
Total Healthcare & Pharmaceuticals							31,581	31,927	12.9%
Hotel, Gaming & Leisure
Bay Club Company		Senior Secured Loans - First Lien	L+6.50%	8.07%	8/24/2022	7,640	7,470	7,755	3.1%
Total Hotel, Gaming & Leisure							7,470	7,755	3.1%
Media: Advertising, Printing & Publishing
Boats Group	(15)	Senior Secured Loans - First Lien	L+5.75%	7.08%	9/9/2022	6,913	6,847	6,849	2.7%
Boats Group (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+5.75%	—%	8/10/2021	—	(93)	(93)	—%
							6,754	6,756	2.7%

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets

Trader Interactive	(15)	Senior Secured Loans - First Lien	L+6.00%	7.50%	6/15/2024	5,626	5,626	5,536	2.2%
Trader Interactive (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.00%	—%	6/15/2023	—	(47)	(47)	—%
							5,579	5,489	2.2%
Total Media: Advertising, Printing & Publishing							12,333	12,245	4.9%
Media: Broadcasting & Subscription
ProQuest, LLC	(15)	Senior Secured Loans - Second Lien	L+9.00%	10.55%	12/15/2022	531	522	515	0.2%
Total Media: Broadcasting & Subscription							522	515	0.2%
Metals & Mining
New Day Aluminum, LLC	(14)(15)(21)	Senior Secured Bonds	N/A	10.00%	10/28/2020	23	1	23	—%
Total Metals & Mining							1	23	—%
Retail
Belk, Inc.		Senior Secured Loans - First Lien	L+4.75%	6.10%	12/12/2022	2,274	2,079	1,874	0.8%
Blue Nile, Inc.	(15)	Senior Secured Loans - First Lien	L+6.50%	8.19%	2/17/2023	11,700	11,388	11,788	4.7%

Med Intermediate (MyEyeDr)	(15)	Senior Secured Loans - First Lien	L+6.25%	7.82%	8/14/2021	4,792	4,756	4,825	1.9%
Med Intermediate (MyEyeDr) (Delayed Draw)	(8)(15)	Senior Secured Loans - First Lien	L+6.25%	7.60%	8/16/2021	138	116	150	0.1%
Med Intermediate (MyEyeDr) (Term Loan B)	(15)	Senior Secured Loans - First Lien	L+6.25%	7.82%	8/16/2021	1,253	1,239	1,262	0.5%
							6,111	6,237	2.5%

Pet Holdings ULC	CN(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	6.84%	6/23/2022	4,444	4,386	4,433	1.8%
Pet Holdings ULC (Delayed Draw)	CN(8)(10)(11)(15)	Senior Secured Loans - First Lien	L+5.50%	6.90%	6/23/2022	374	374	373	0.2%
							4,760	4,806	2.0%

Toys R Us (DIP)	(13)	Senior Secured Loans - First Lien	L+6.75%	8.32%	1/22/2019	4,000	3,990	4,017	1.6%
Welcome Break	UK(10)(11)(15)	Senior Secured Loans - Second Lien	L+8.00%	8.29%	1/26/2023	£5,989	7,382	7,985	3.2%
Total Retail							35,710	36,707	14.8%
Services: Business
ACA Compliance Group	(15)	Senior Secured Loans - First Lien	L+4.75%	6.32%	1/30/2021	995	986	999	0.4%
BHI Energy	(13)(15)	Senior Secured Loans - Second Lien	L+8.75%	10.08%	2/25/2025	6,000	5,883	5,970	2.4%
Total Services: Business							6,869	6,969	2.8%
Technology
Advanced Computer Software	UK(10)(11)	Senior Secured Loans - First Lien	L+5.50%	6.94%	3/18/2022	740	722	735	0.3%
Advanced Computer Software	UK(10)(11)	Senior Secured Loans - Second Lien	L+9.50%	10.94%	1/31/2023	6,000	5,562	5,708	2.2%
							6,284	6,443	2.5%

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets

Advicent Solutions	(15)	Senior Secured Loans - First Lien	L+8.25%	9.58%	2/28/2022	7,126	6,978	7,017	2.8%

Bullhorn, Inc.	(13)(15)	Senior Secured Loans - First Lien	L+6.75%	8.20%	11/21/2022	5,531	5,497	5,497	2.2%
Bullhorn, Inc. (Term Loan B)	(13)(15)	Senior Secured Loans - First Lien	L+6.75%	8.20%	11/21/2022	196	196	196	0.1%
Bullhorn, Inc. (Delayed Draw)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	—%	11/21/2022	(1)	(1)	—	—%
Bullhorn, Inc. (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	—%	11/21/2022	—	(9)	(9)	—%
							5,683	5,684	2.3%

Causeway Technologies	UK(10)(11)(15)	Senior Secured Loans - First Lien	L+7.00%	7.52%	6/2/2024	£2,300	2,914	3,048	1.2%
Cologix Holdings		Senior Secured Loans - Second Lien	L+7.00%	8.55%	3/20/2025	3,000	2,970	3,029	1.2%
Epicor Software, Corp.	(15)	Senior Secured Bonds	L+8.25%	9.40%	5/21/2023	5,000	4,884	5,000	2.0%
Greenway Health, LLC	(15)	Senior Secured Loans - First Lien	L+4.25%	5.94%	2/16/2024	7,960	7,888	8,000	3.2%

Lytx, Inc.	(15)	Senior Secured Loans - First Lien	L+6.75%	8.44%	8/31/2023	6,615	6,463	6,460	2.6%
Lytx, Inc. (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	—%	8/31/2022	—	(43)	(43)	—%
							6,420	6,417	2.6%

Ministry Brands	(13)(15)	Senior Secured Loans - First Lien	L+5.00%	6.24%	12/2/2022	976	967	976	0.4%
Ministry Brands (Delayed Draw)	(8)(13)(15)	Senior Secured Loans - First Lien	L+5.00%	6.25%	12/2/2022	636	632	635	0.3%
							1,599	1,611	0.7%

Onyx CenterSource	(15)	Senior Secured Loans - First Lien	L+6.75%	8.45%	12/20/2021	7,161	7,134	7,134	2.9%
Onyx CenterSource (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+6.75%	—%	12/20/2021	—	(41)	(33)	—%
							7,093	7,101	2.9%

Planview, Inc.	(15)	Senior Secured Loans - First Lien	L+5.25%	6.82%	1/18/2023	4,355	4,297	4,312	1.7%
Planview, Inc.	(15)	Senior Secured Loans - Second Lien	L+9.75%	11.32%	7/27/2023	4,388	4,324	4,332	1.7%
							8,621	8,644	3.4%

PluralSight Holdings	(13)(15)	Senior Secured Loans - First Lien	L+8.50%	10.20%	6/12/2023	5,830	5,736	5,734	2.3%
PluralSight Holdings (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	L+8.50%	—%	6/12/2022	—	(28)	(28)	—%
							5,708	5,706	2.3%

Tritech Software Systems	(15)	Senior Secured Loans - First Lien	L+4.50%	5.85%	4/3/2023	5,672	5,621	5,622	2.3%
Tritech Software Systems	(15)	Senior Secured Loans - Second Lien	L+8.50%	9.85%	10/17/2023	6,000	5,951	5,953	2.4%
							11,572	11,575	4.7%

December 31, 2017 (in thousands, except share data)
Portfolio Company (1) (2) (3)	Footnotes	Investment	Spread Above Reference Rate (4)	Interest Rate (4) (5)	Maturity Date	Principal / Par Amount / Shares (6)	Amortized Cost (7)	Fair Value	% of Net Assets
Velocity Holdings US	(13)(15)	Senior Secured Loans - First Lien	L+7.00%	8.44%	1/24/2024	5,538	5,403	5,402	2.2%
Velocity Holdings US (Revolver)	(8)(13)(15)(18)	Senior Secured Loans - First Lien	N/A	—%	12/12/2022	—	(58)	(57)	—%
							5,345	5,345	2.2%
Total Technology							83,959	84,620	34.0%
Telecommunications
Eco-Site (Delayed Draw)	(13)(15)	Senior Secured Loans - First Lien	L+8.00%	9.34%	2/3/2022	12,857	12,694	12,671	5.1%
Total Telecommunications							12,694	12,671	5.1%
Utilities: Electric
Moxie Liberty, LLC		Senior Secured Loans - First Lien	L+6.50%	8.19%	8/21/2020	2,951	2,899	2,723	1.1%
Moxie Patriot, LLC		Senior Secured Loans - First Lien	L+5.75%	7.44%	12/21/2020	630	612	620	0.3%
MRP Generation Holdings, LLC	(11)(15)	Senior Secured Loans - First Lien	L+7.00%	8.69%	10/18/2022	4,938	4,690	4,592	1.8%
PrimeLine Utility Services	(13)(14)(15)(22)	Senior Unsecured Debt	N/A	16.00%	6/1/2020	2,193	2,163	2,475	1.0%
Total Utilities: Electric							10,364	10,410	4.2%
Total Debt Investments							$366,958	$371,747	149.6%

Equity investments - 0.3%
Energy: Oil & Gas
BreitBurn Energy Partners LP (Preferred Equity)	(9)(11)(13)(15)(17)	Equity and Other	N/A	—%		251,406	$1,885	$—	—%
SandRidge Energy, Inc. (Common Equity)	(11)(17)	Equity and Other	N/A	N/A		21,624	456	456	0.2%
Total Energy: Oil & Gas							2,341	456	0.2%
Technology
Velocity Holdings US (Class A Units)	(13)(15)(17)	Equity and Other	N/A	N/A		231	$231	$231	0.1%
Total Technology							231	231	0.1%
Total Equity Investments							$2,572	$687	0.3%

Total Investments - 149.9%							$369,530	$372,434	149.9%

December 31, 2017 (in thousands)
Derivative Counterparty	Settlement Date	Amount Purchased	Amount Sold	Amortized Cost (7)	Fair Value	% of Net Assets
Foreign Currency Forward Contracts
JPMorgan Chase Bank	1/10/2018	$703	€594	$—	$(10)	—%
JPMorgan Chase Bank	1/10/2018	$24,380	€18,191	$—	$(189)	(0.1)%

____________________

(1)	Security may be an obligation of one or more entities affiliated with the named portfolio company.

(2)	All debt and equity investments are income producing unless otherwise noted.

(3)
All investments are non-controlled/non-affiliated investments as defined by the 1940 Act; non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(4)
The periodic interest rate for all floating rate loans is indexed to London Interbank Offered Rate ("LIBOR" or "LIBO rate"), (denoted as "L") or Prime Rate, (denoted as "P"). Pursuant to the terms of the underlying credit agreements, the base interest rates typically reset annually, semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these floating rate loans, the Consolidated Schedule of Investments presents the applicable margin over LIBOR based on each respective credit agreement. As of December 31, 2017, LIBO rates ranged between 1.56% for 1-month LIBOR to 1.69% for 3-month LIBOR.

(5)	For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect at December 31, 2017.

(6)	Unless noted otherwise, the principal amount (par amount) for all debt securities is denominated in U.S. Dollars. Equity investments are recorded as number of shares owned.

(7)	Cost represents amortized cost for debt securities, and cost plus capitalized PIK, if any, for preferred stock; currency amounts are presented in U.S. Dollars.

(8)
The investment is either a delayed draw loan or a revolving credit facility whereby some or all of the investment commitment is undrawn as of December 31, 2017 (see Note 8. Commitments and Contingencies).

(9)
The preferred stock investment contains a PIK provision, whereby the security issuer has the option to pay preferred dividends with the issuance of additional identical securities in the initial three year period after issuance. Since the initial investment date through March 2016, all dividend payments have been paid with the issuance of additional shares of preferred stock. The security issuer ceased paying PIK dividends in April 2016.

(10)	A portfolio company domiciled in a foreign country. The regulatory jurisdiction of security issuance may be a different country than the domicile of the portfolio company.

(11)
The investment is not a qualifying asset as defined in Section 55(a) of the 1940 Act. As of December 31, 2017, qualifying assets represented 82% of total assets. Under the 1940 Act we may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

(12)	Investment position or portion thereof unsettled as of December 31, 2017.

(13)	Security or portion thereof was not pledged as collateral supporting the amounts outstanding under a credit facility as of December 31, 2017; (see Note 7. Borrowings).

(14)
The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(15)	Investment's value was determined using significant unobservable inputs (see Note 2. Significant Accounting Policies).

(16)
Investment was on non-accrual status as of December 31, 2017, meaning that the Company has ceased recognizing interest income on these investments. As of December 31, 2017, debt investments on non-accrual status represented 0.9% and 0.9% of total investments on an amortized cost basis and fair value basis, respectively.

(17)	Non-income producing security.

(18)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(19)
As of December 31, 2017, the aggregate gross unrealized appreciation for all securities, including foreign currency forward contracts, in which there was an excess of value over tax cost was $6,527; the aggregate gross unrealized depreciation for all securities, including foreign currency forward contracts, in which there was an excess of tax cost over value was $4,008; the net unrealized appreciation was $2,519; the aggregate cost of securities for Federal income tax purposes was $369,530.

(20)	Interest rate is currently composed of 12.5% cash and 0% PIK. The portfolio company may elect PIK up to 1%.

(21)	Interest rate is currently composed of 4% cash and 6% PIK. The portfolio company may elect PIK up to 6%.

(22)	Interest rate is currently composed of 0% cash and 16% PIK. In year three, the PIK portion of the investment increases to 20%.

Abbreviations:
CN = Canada; UK = United Kingdom; IT = Italy

See Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements (Unaudited)

GUGGENHEIM CREDIT INCOME FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(in thousands, except share and per share data, percentages and as otherwise indicated;
for example, with the word “million” or otherwise)
Note 1. Principal Business and Organization
Guggenheim Credit Income Fund (the “Master Fund”) was formed as a Delaware statutory trust on September 5, 2014. The Master Fund's investment objectives are to provide its shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation by investing primarily in privately-negotiated loans to private middle market U.S. companies. On April 1, 2015, the Master Fund elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Master Fund commenced investment operations on April 2, 2015. The Master Fund serves as the master fund in a master fund/feeder fund structure. The Master Fund issues its shares ("Shares" or "Common Shares") to one or more affiliated feeder funds in a continuous series of private placement transactions.
From inception through September 10, 2017, the Master Fund was externally managed by Carey Credit Advisors, LLC ("CCA"), an affiliate of W. P. Carey Inc. ("WPC"), and Guggenheim Partners Investment Management, LLC ("Guggenheim" or the "Advisor"), which were responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments, and ongoing monitoring of the Master Fund’s investment portfolio. On August 10, 2017, CCA resigned as the Master Fund's investment advisor and administrator, and the Master Fund's board of trustees (the "Board" or "Board of Trustees"), including our trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), selected Guggenheim to perform the Master Fund's investment advisory and administrative responsibilities, both events concurrently effective September 11, 2017. From September 11, 2017 through October 19, 2017 Guggenheim served as investment advisor pursuant to an interim investment advisory agreement between the Master Fund and Guggenheim (the "Interim Investment Advisory Agreement"). On October 20, 2017 a new investment advisory agreement between the Master Fund and Guggenheim (the "Investment Advisory Agreement") was approved by a majority of the votes cast by shareholders and it effectively replaced the Interim Investment Advisory Agreement.
As of June 30, 2018, the Master Fund had one wholly-owned subsidiary, Hamilton Finance LLC ("Hamilton"), a special purpose financing subsidiary organized for the purpose of arranging secured debt financing, entering into credit agreements, and borrowing money to invest in portfolio companies.
Note 2. Significant Accounting Policies
Basis of Presentation
Management has determined that the Master Fund meets the definition of an investment company and adheres to the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies ("ASC 946").
The Master Fund's interim consolidated financial statements have been prepared pursuant to the requirements for reporting on Form 10-Q and the disclosure requirements as stipulated in Articles 6 and 10 of Regulation S-X, and therefore do not necessarily include all information and notes necessary for a fair statement of financial position and results of operations in accordance with accounting principles generally accepted in the U.S. ("GAAP"). In the opinion of management, the unaudited consolidated financial information for the interim period presented in this Report reflects all normal and recurring adjustments necessary for a fair statement of financial position and results from operations. Operating results for interim periods are not necessarily indicative of operating results for an entire year.
Principles of Consolidation
As provided under ASC 946, the Master Fund will generally not consolidate its investment in a company other than an investment in an investment company or an operating company whose business consists of providing substantially all of its services to the benefit of the Master Fund. Accordingly, the Master Fund consolidated the results of its wholly-owned subsidiary in its consolidated financial statements. All intercompany balances and transactions have been eliminated.
Reclassifications
Certain prior period amounts may be reclassified to conform to the current presentation, with no effect on our financial condition, results of operations or cash flows.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the financial statements, (ii) the reported amounts of income and expenses during the reported period and (iii) disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ materially from those estimates under different assumptions and conditions.

Notes to Consolidated Financial Statements (Unaudited)

Cash
Cash consists of demand deposits held at a major U.S. financial institution and the amount recorded on the consolidated statements of assets and liabilities exceeds the Federal Deposit Insurance Corporation insured limit. Management believes the credit risk related to its demand deposits is minimal.
Restricted Cash
Restricted cash consists of cash collateral that has been pledged to cover obligations of the Master Fund according to its derivative contracts and demand deposits held at a major U.S. financial institution on behalf of Hamilton. Hamilton may be restricted in the distribution of cash to the Master Fund, as governed by the terms of the Hamilton Credit Facility (see Note 7. Borrowings). Management believes the credit risk related to its demand deposits is minimal.
Valuation of Investments
The Master Fund measures the value of its investments in accordance with ASC Topic 820 - Fair Value Measurement (“ASC 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Master Fund considers its principal market to be the market that has the greatest volume and level of activity.
ASC 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds, and foreign currency are generally included in Level 1. The Master Fund does not adjust the quoted price for these investments.
Level 2 - Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from multiple dealers or brokers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans.
Level 3 - Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans and preferred stock investments that lack observable market pricing.
In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Master Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are severely limited, or not available, or otherwise not reliable. The Master Fund’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.
Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to the Master Fund’s portfolio investments for which market quotations are not readily available, the Board of Trustees is responsible for determining in good faith the fair value of the Master Fund’s portfolio investments in accordance with the valuation policy and procedures approved by the Board of Trustees, based on, among other things, the input of Guggenheim and management, its audit committee, and independent third-party valuation firms. The Master Fund and the Board of Trustees conduct their fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required.
The valuation techniques used by the Master Fund for the assets that are classified as Level 3 in the fair value hierarchy are described below.
Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are valued at initial transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), and/or (ii) valuation models. Valuation models may be based on investment yield analysis and discounted cash flow techniques, where the key inputs include risk-adjusted discount rates and required rates of return, based on the analysis of similar debt investments issued by similar issuers.

Notes to Consolidated Financial Statements (Unaudited)

Equity/Other Investments: Equity/other investments are valued at initial transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes depreciation, and amortization ("EBITDA") multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.
The Master Fund utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Master Fund’s investments classified and valued as Level 3 in the valuation hierarchy, are described in Note 5. Fair Value of Financial Instruments. The unobservable inputs and assumptions may differ by asset and in the application of the Master Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Master Fund had chosen to incorporate different unobservable pricing inputs and assumptions.
The determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than publicly traded securities. If the Master Fund was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Master Fund could realize significantly less value than the value recorded by the Master Fund.
Security Transactions and Realized/Unrealized Gains or Losses
Investments purchased on a secondary market basis are recorded on the trade date. Loan originations are recorded on the funding date. All investments sold are derecognized on the trade date. The Master Fund measures realized gains or losses from the repayment or sale of investments using the specific lot identification method. Realized gains or losses are measured by the difference between (i) the net proceeds from the repayment or sale, inclusive of any prepayment premiums, and (ii) the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily measures the change in investment values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost, net of original issue discount and loan origination fees, if any, and (ii) adjustments for the accretion/amortization of market discounts and premiums. The Master Fund reports changes in fair value of investments as net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.
Interest Income
Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method, or straight-line method, as applicable. Loan origination, closing, and other fees received by the Master Fund directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method.
Certain of the Master Fund’s investments in debt securities may contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation, or the option, at each interest payment date of making interest payments in (i) cash, (ii) additional securities or (iii) a combination of cash and additional securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment date, the Master Fund will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates, as the original securities issued. PIK interest generally becomes due on the investment's maturity date or call date.
If the portfolio company's valuation indicates the value of the PIK security is not sufficient to cover the contractual PIK interest, the Master Fund will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Master Fund determines it is not collectible.
Debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on non-accrual status. Interest payments received on debt securities on non-accrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on non-accrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such securities are likely to remain current on interest payment obligations. The Master Fund may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.

Notes to Consolidated Financial Statements (Unaudited)

Dividend Income
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) equity investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Master Fund will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
Fee Income
Guggenheim, or its affiliates, may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. Guggenheim is obligated to remit to the Master Fund any earned capital structuring fees based on the pro rata portion of the Master Fund’s investment in originated co-investment transactions. These fees are generally non-recurring and are recognized as fee income by the Master Fund upon the earlier of the investment commitment date or investment closing date. The Master Fund may also receive fees for investment commitments, amendments to credit agreements, and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or when the services are rendered.
Derivative Instruments
Derivative instruments solely consist of foreign currency forward contracts. The Master Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Foreign currency forward contracts entered into by the Master Fund are not designated as hedging instruments, and as a result, the Master Fund presents changes in fair value through net change in unrealized appreciation (depreciation) on foreign currency forward contracts in the consolidated statements of operations. Realized gains and losses that occur upon the cash settlement of the foreign currency forward contracts are included in net realized gains (losses) on foreign currency forward contracts in the consolidated statements of operations.
Foreign Currency Translation, Transactions and Gains (Losses)
Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the prevailing exchange rate on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.
Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with the net realized gains (losses) and unrealized appreciation (depreciation) on investments.
Net realized gains or losses on foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Master Fund and the U.S. dollar equivalent of the amounts actually received or paid by the Master Fund.
Unrealized appreciation (depreciation) from foreign currency translation for foreign currency forward contracts is included in net change in unrealized appreciation (depreciation) on foreign currency forward contracts in the consolidated statements of operations and is included in net unrealized appreciation (depreciation) in the consolidated statements of assets and liabilities.
Management Fees
The Master Fund incurs investment advisory fees including: (i) a base management fee and (ii) a performance-based incentive fee which includes (a) an incentive fee on income and (b) an incentive fee on capital gains, due to Guggenheim pursuant to an investment advisory agreement described in Note 6. Related Party Agreements and Transactions. The two components of the performance-based incentive fee will be combined and expensed in the consolidated statements of operations and accrued in the consolidated statements of assets and liabilities as accrued performance-based incentive fee. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Master Fund’s realized capital gains on a cumulative basis from inception, net of all realized capital losses and unrealized depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, the Master Fund includes unrealized gains in the calculation of the incentive fee on capital gains in accordance with GAAP. Therefore the accrued amount, if any, represents an estimate of the incentive fees that may be payable to Guggenheim if the Master Fund’s entire investment portfolio was liquidated at its fair value as of the date of the consolidated statements of assets and liabilities, even though Guggenheim is not entitled to any incentive fee based on unrealized appreciation unless and until such unrealized appreciation is realized.

Notes to Consolidated Financial Statements (Unaudited)

Deferred Financing Costs
Deferred financing costs represent fees and other direct incremental costs incurred in connection with the arrangement of the Master Fund's borrowings. These costs are presented in the consolidated statements of assets and liabilities as a direct deduction of the debt liability to which the costs pertain. These costs are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the life of the borrowings.
Organization and Offering Expenses
Organization expenses are expensed on the Master Fund's consolidated statements of operations. Continuous offering expenses are capitalized on the Master Fund's consolidated statements of assets and liabilities as deferred offering costs and expensed to the Master Fund's consolidated statements of operations over a 12-month period.
Distributions
Distributions to the Master Fund's common shareholders are periodically declared by its Board of Trustees and recognized as a liability on the record date.
Federal Income Taxes
Beginning with its tax year ended December 31, 2015, the Master Fund has elected to be treated for federal income tax purposes, and thereafter intends to maintain its qualification, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes dividends in a timely manner out of assets legally available for distributions to its shareholders of an amount generally at least equal to 90% of its “Investment Company Taxable Income,” as defined in the Code. The Master Fund intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.
The Master Fund is generally subject to nondeductible federal excise taxes if it does not distribute dividends to its shareholders in respect of each calendar year of an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., capital gains in excess of capital losses), adjusted for certain ordinary losses, for the one-year period generally ending on October 31st of the calendar year and (iii) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which the Master Fund paid no federal income tax. The Master Fund may, at its discretion, pay a 4% nondeductible federal excise tax on under-distribution of taxable ordinary income and capital gains.
New Accounting Standard
New Standard Under Assessment
In March 2017, the FASB issued ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"). ASU 2017-08 requires that when securities are purchased at a premium over their callable price that the premium be amortized over a period of time from purchase to the first call date. Historically premiums and discounts have been amortized to the maturity date of a security. The new guidance is effective for fiscal years, and interim periods within those fiscal years beginning after December 15, 2018, with early adoption permitted. The Master Fund has not elected early adoption and it is assessing the potential impact of this guidance.

Notes to Consolidated Financial Statements (Unaudited)

Note 3. Investments
The following two tables present the composition of the investment portfolio at amortized cost and fair value as of June 30, 2018 and December 31, 2017, respectively, with corresponding percentages of total portfolio investments at fair value:

	June 30, 2018
	Amortized Cost	Fair Value	Percentage of Investments at Fair Value
Senior secured loans - first lien	$232,763	$234,773	60.9%
Senior secured loans - second lien	85,464	85,751	22.3
Senior secured bonds	19,220	19,021	4.9
Senior unsecured debt	20,082	20,052	5.2
Total senior debt	$357,529	$359,597	93.3%
Subordinated debt	14,837	14,919	3.9
Equity and other	10,351	10,709	2.8
Total investments	$382,717	$385,225	100.0%

	December 31, 2017
	Amortized Cost	Fair Value	Percentage of Investments at Fair Value
Senior secured loans - first lien	$231,212	$234,362	62.9%
Senior secured loans - second lien	81,587	82,203	22.1
Senior secured bonds	10,738	11,044	3.0
Senior unsecured debt	28,597	29,215	7.8
Total senior debt	$352,134	$356,824	95.8%
Subordinated debt	14,824	14,923	4.0
Equity and other	2,572	687	0.2
Total investments	$369,530	$372,434	100.0%

Notes to Consolidated Financial Statements (Unaudited)

The following table presents the composition of the investment portfolio by industry classifications at amortized cost and fair value as of June 30, 2018 and December 31, 2017, respectively, with corresponding percentages of total portfolio investments at fair value:

	June 30, 2018			December 31, 2017
Industry Classification	Amortized Cost	Fair Value	Percentage of Investments at Fair Value	Amortized Cost	Fair Value	Percentage of Investments at Fair Value
Technology	$70,044	$70,747	18.4%	$84,190	$84,851	22.8%
Beverage, Food & Tobacco	43,843	43,668	11.3	41,601	42,117	11.3
Healthcare & Pharmaceuticals	30,776	31,126	8.1	31,581	31,927	8.6
Retail	28,400	29,011	7.5	35,710	36,707	9.9
Construction & Building	28,337	28,778	7.5	29,322	29,802	8.0
Services: Business	25,310	25,338	6.6	6,869	6,969	1.9
Media: Advertising, Printing & Publishing	22,091	21,991	5.7	12,333	12,245	3.3
Automotive	20,975	21,537	5.6	25,809	26,429	7.1
Energy: Oil & Gas	19,598	19,450	5.0	21,562	19,649	5.3
Utilities: Electric	13,819	13,755	3.6	10,364	10,410	2.8
Hotel, Gaming & Leisure	13,232	13,552	3.5	7,470	7,755	2.1
Aerospace & Defense	12,011	12,000	3.1	18,697	18,800	5.0
Containers, Packaging & Glass	10,807	10,875	2.8	10,933	11,356	3.0
Consumer goods: Non-durable	9,611	9,619	2.5	7,610	7,646	2.0
Banking, Finance, Insurance & Real Estate (1)	8,610	8,419	2.2	1,195	1,233	0.3
Capital Equipment	6,308	6,397	1.7	4,618	4,760	1.3
Chemicals, Plastics & Rubber	5,669	5,760	1.4	5,749	5,848	1.6
Telecommunications	4,963	5,003	1.3	12,694	12,671	3.4
Consumer Goods: Durable	4,143	4,140	1.1	700	721	0.2
Transportation: Cargo	3,897	3,756	1.0	—	—	—
Media: Broadcasting & Subscription	271	279	0.1	522	515	0.1
Metals & Mining	2	24	—	1	23	—
Total	$382,717	$385,225	100.0%	$369,530	$372,434	100.0%
______________

(1)	Portfolio companies included in this classification may include insurance brokers that are not classified as insurance companies.
The following table presents the geographic dispersion of the investment portfolio as a percentage of total fair value of the total investments as of June 30, 2018 and December 31, 2017.

Geographic Dispersion	June 30, 2018	December 31, 2017
United States of America	87.0%	88.9%
United Kingdom	10.2	8.2
Italy	1.5	1.6
Canada	1.3	1.3
Total investments	100.0%	100.0%

Notes to Consolidated Financial Statements (Unaudited)

Note 4. Derivative Instruments
The Master Fund may enter into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Master Fund's investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the period presented as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts; the Master Fund attempts to limit counterparty risk by only dealing with well-known counterparties. The foreign currency forward contracts open at the end of the period are generally indicative of the volume of activity during the period.
As of June 30, 2018, the Master Fund's open foreign currency forward contracts were as follows:

June 30, 2018
Foreign Currency	Settlement Date	Statement Location	Counterparty	Amount Transacted	Notional Value at Settlement	Notional Value at Period End	Fair Value
EUR	July 16, 2018	Unrealized appreciation on foreign currency forward contracts	JPMorgan Chase Bank, N.A.	€697	$823	$815	$8
GBP	July 16, 2018	Unrealized appreciation on foreign currency forward contracts	JPMorgan Chase Bank, N.A.	£18,751	25,189	24,765	424
Total					$26,012	$25,580	$432
As of December 31, 2017, the Master Fund's open foreign currency forward contracts were as follows:

December 31, 2017
Foreign Currency	Settlement Date	Statement Location	Counterparty	Amount Transacted	Notional Value at Settlement	Notional Value at Period End	Fair Value
EUR	January 10, 2018	Unrealized depreciation on foreign currency forward contracts	JPMorgan Chase Bank, N.A.	€594	$703	$713	$(10)
GBP	January 10, 2018	Unrealized depreciation on foreign currency forward contracts	JPMorgan Chase Bank, N.A.	£18,191	24,380	24,569	(189)
Total					$25,083	$25,282	$(199)
The table below displays the net realized and unrealized gains and losses on derivative instruments recorded by the Master Fund for the three and six months ended June 30, 2018 and June 30, 2017:

		Three Months Ended June 30,		Six Months Ended June 30,
	Statement Location	2018	2017	2018	2017
Net realized gains (losses)
Foreign currency forward contracts	Net realized gains (losses) on foreign currency forward contracts	$927	$(841)	$227	$(619)
Net change in unrealized gains (losses)
Foreign currency forward contracts	Net change in unrealized appreciation on foreign currency forward contracts	816	33	631	(160)
Net realized and unrealized gains (losses) on foreign currency forward contracts		$1,743	$(808)	$858	$(779)
For derivatives traded under an International Swaps and Derivatives Association master agreement ("ISDA Master Agreement"), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Fund and/or the counterparty.
Cash collateral that has been pledged, if any, to cover obligations of the Master Fund and cash collateral received from the counterparty, if any, is reported on the consolidated statements of assets and liabilities as collateral deposits for foreign currency forward contracts. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required. To the extent amounts due to the Master Fund from a counterparty are not fully collateralized, the

Notes to Consolidated Financial Statements (Unaudited)

Master Fund bears the risk of loss from counterparty non-performance. The Master Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations.
The following table presents the Master Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement or similar arrangement, and net of related collateral received by the Master Fund for assets or pledged for liabilities as of June 30, 2018:

June 30, 2018
Counterparty	Gross Derivative Liabilities in Statement of Assets and Liabilities	Gross Derivative Assets in Statement of Assets and Liabilities	Collateral Pledged (1)	Net position of Derivative Assets, Liabilities and Pledged Collateral
JP Morgan Chase Bank, N.A.	$—	$432	$(432)	$—
______________

(1)	Collateral paid to counterparties may be more than the amount shown in the table above, as the table does not present the effects of over-collateralization, if any.

Notes to Consolidated Financial Statements (Unaudited)

Note 5. Fair Value of Financial Instruments
The following two tables present the segmentation of the investment portfolio, as of June 30, 2018 and December 31, 2017, according to the fair value hierarchy as described in Note 2. Significant Accounting Policies:

	June 30, 2018
	Level 1	Level 2	Level 3	Total
Investments
Senior secured loans - first lien	$—	$58,238	$176,535	$234,773
Senior secured loans - second lien	—	12,329	73,422	85,751
Senior secured bonds	—	14,729	4,292	19,021
Senior unsecured debt	—	12,572	7,480	20,052
Total senior debt	$—	$97,868	$261,729	$359,597
Subordinated debt	—	—	14,919	14,919
Equity and other	384	—	10,325	10,709
Total investments	$384	$97,868	$286,973	$385,225
Percentage	0.1%	25.4%	74.5%	100.0%

Derivative Instruments
Foreign currency forward contracts	$—	$432	$—	$432

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Investments
Senior secured loans - first lien	$—	$37,354	$197,008	$234,362
Senior secured loans - second lien	—	15,739	66,464	82,203
Senior secured bonds	—	2,771	8,273	11,044
Senior unsecured debt	—	7,902	21,313	29,215
Total senior debt	$—	$63,766	$293,058	$356,824
Subordinated debt	—	—	14,923	14,923
Equity and other	456	—	231	687
Total investments	$456	$63,766	$308,212	$372,434
Percentage	0.1%	17.1%	82.8%	100.0%

Derivative Instruments
Foreign currency forward contracts	$—	$(199)	$—	$(199)

Notes to Consolidated Financial Statements (Unaudited)

Significant Level 3 Unobservable Inputs
The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of June 30, 2018:

June 30, 2018
Asset Category	Fair Value	Valuation Techniques (1)	Unobservable Inputs (2)	Weighted Average	Range (3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	$109,102	Transacted value	Cost (5)	98.14	97.29 - 99.00	Increase
		Yield analysis	Yield	9.27%	3.76% - 11.36%	Decrease
Senior secured loans - second lien	$47,854	Transacted value	Cost (5)	93.00	93.00	Increase
		Yield analysis	Yield	10.98%	3.12% - 12.40%	Decrease
Senior secured bonds	$4,292	Transacted value	Price	100.00	100.00	Increase
		Yield analysis	Yield	10.58%	10.58%	Decrease
Senior unsecured debt	$7,480	Yield analysis	Yield	11.89%	11.78% - 11.93%	Decrease
Subordinated debt	$14,919	Yield analysis	Yield	10.35%	10.35%	Decrease
Equity and other	$10,325	Transacted value	Cost (5)	947.06	100.00-1,000.00	Increase
		Market comparables	Cash flow multiple	5.2x	5.2x	Increase
		Market comparables	Oil production multiple (6)	$32,500.00	$32,500.00	Increase
		Market comparables	Oil reserve multiple (7)	$7.50	$7.50	Increase
		Black-Scholes Model	Volatility	40.27%	40.27%	Increase
		Market Comparables	Capitalization rate	7.00%	7.00%	Increase
Total	$193,972
_______________

(1)
For the investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0% to 100%.

(2)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by Guggenheim in conjunction with additional information compiled by it, including financial performance, recent business developments and various other factors. Investments with fair values determined in this manner were not included in the table above. As of June 30, 2018 the Master Fund had investments of this nature measured at fair value totaling $93.0 million.

(3)
A range is not provided when there is only one investment within the classification or multiple investments that have the same unobservable input; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)	Investments may be valued at cost for a period of time after acquisition as the best indicator of fair value.

(6)	Oil production multiple is valued based on thousand barrels of oil equivalent per day (MBOE/d)

(7)	Oil reserve multiple is valued based on million barrels of oil equivalent (MMBOE)
In addition to the Level 3 valuation methodologies and unobservable inputs noted above, the Master Fund, in accordance with its valuation policy, may also use other valuation techniques and methodologies when determining the fair value estimates for its investments.

Notes to Consolidated Financial Statements (Unaudited)

The following table provides quantitative information related to the significant Level 3 unobservable inputs associated with the determination of fair value for certain investments as of December 31, 2017:

December 31, 2017
Asset Category	Fair Value	Valuation Techniques (1)	Unobservable Inputs (2)	Weighted Average	Range (3)	Impact to Valuation from an Increase in Input (4)
Senior secured loans - first lien	$126,561	Transacted value	Price	100.00	100.00	Increase
		Transacted value	Cost (5)	100.00	100.00	Increase
		Yield analysis	Yield	8.75%	6.29% - 13.57%	Decrease
Senior secured loans - second lien	$42,838	Yield analysis	Yield	10.60%	9.19% - 11.76%	Decrease
Senior secured bonds	$5,023	Transacted value	Price	100.00	100.00	Increase
		Market comparables	EBITDA multiple	9.3x	9.3x	Increase
Senior unsecured debt	$17,164	Transacted value	Price	98.75	98.75	Increase
		Yield analysis	Yield	11.70%	9.94% - 12.50%	Decrease
Subordinated debt	$14,924	Yield analysis	Yield	9.72%	9.72%	Decrease
Equity and other	$231	Transacted value	Cost (5)	100.00	100.00	Increase
Total	$206,741
______________

(1)
For the investments that have more than one valuation technique, the Master Fund may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0% to 100%.

(2)
The Master Fund generally uses prices provided by an independent pricing service, or directly from an independent broker, which are non-binding indicative prices on or near the valuation date as the primary basis for the fair valuation determinations for quoted senior secured bonds and loans. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by Guggenheim in conjunction with additional information compiled by it, including financial performance, recent business developments and various other factors. Investments with fair values determined in this manner were not included in the table above. As of December 31, 2017, the Master Fund had investments of this nature measured at fair value totaling $101.5 million.

(3)	A range is not provided when there is only one investment within the classification; weighted average amounts are based on the estimated fair values.

(4)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

(5)	Investments may be valued at cost for a period of time after acquisition as the best indicator of fair value.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents a roll-forward of the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the three and six months ended June 30, 2018:

	Three Months Ended June 30, 2018
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Senior Unsecured Debt	Subordinated Debt	Equity and Other	Total
Balance as of April 1, 2018	$176,989	$68,847	$7,707	$5,504	$14,949	$3,923	$277,919
Additions (1)	16,680	17,948	—	1,950	—	2,577	39,155
Net realized gains (2)	319	109	260	28	—	(1,886)	(1,170)
Net change in unrealized appreciation (depreciation) on investments (3)	(1,242)	(330)	(266)	47	(36)	2,298	471
Sales and repayments (4)	(14,169)	(10,198)	—	(55)	—	—	(24,422)
Net discount accretion	159	(8)	4	6	6	—	167
Restructuring	—	—	(3,413)	—	—	3,413	—
Transfers into Level 3 (5) (6)	5,287	—	—	—	—	—	5,287
Transfers out Level 3 (5) (7)	(7,488)	(2,946)	—	—	—	—	(10,434)
Fair value balance as of June 30, 2018	$176,535	$73,422	$4,292	$7,480	$14,919	$10,325	$286,973
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2018	$(1,232)	$(301)	$(4)	$47	$(36)	$412	$(1,114)

	Six Months Ended June 30, 2018
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Senior Unsecured Debt	Subordinated Debt	Equity and Other	Total
Balance as of January 1, 2018	$197,008	$66,464	$8,273	$21,313	$14,923	$231	$308,212
Additions (1)	34,953	23,786	—	2,037	—	6,252	67,028
Net realized gains (2)	2,305	108	291	1,151	—	(1,886)	1,969
Net change in unrealized appreciation (depreciation) on investments (3)	(689)	87	(123)	(511)	(16)	2,315	1,063
Sales and repayments (4)	(54,773)	(10,197)	(746)	(16,529)	—	—	(82,245)
Net discount accretion	321	17	10	19	12	—	379
Restructuring	—	—	(3,413)	—	—	3,413	—
Transfers into Level 3 (5) (6)	5,410	—	—	—	—	—	5,410
Transfers out Level 3 (5) (7)	(8,000)	(6,843)	—	—	—	—	(14,843)
Fair value balance as of June 30, 2018	$176,535	$73,422	$4,292	$7,480	$14,919	$10,325	$286,973
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2018	$(558)	$115	$139	$62	$(16)	$430	$172
______________

(1)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK income.

(2)	Included in net realized gain (loss) on investments in the consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

(4)	Includes principal payments/paydowns on debt investments and proceeds from sales of investments.

(5)
The Master Fund transfers investments in and out of Level 1, 2 and 3 securities at the value of the investment as of the beginning of the period based on changes in the use of observable inputs utilized to perform the valuation for the period.

(6)	For the three and six months ended June 30, 2018, one and one investment, respectively, were transferred from Level 2 to Level 3 as valuation coverage was reduced by one independent pricing service.

(7)
For the three and six months ended June 30, 2018, four and three investments, respectively, were transferred from Level 3 to Level 2 as valuation coverage was initiated by one or more independent pricing services.

Notes to Consolidated Financial Statements (Unaudited)

The following table presents a roll-forward of the fair value changes for all investments for which the Master Fund determines fair value using Level 3 unobservable inputs for the three and six months ended June 30, 2017:

	Three Months Ended June 30, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Senior Unsecured Debt	Subordinated Debt	Equity and Other	Total
Balance as of April 1, 2017	$113,033	$32,609	$8,157	$—	$20,574	$53	$174,426
Additions (1)	45,211	14,768	12,000	—	4,899	—	76,878
Net realized gains (2)	591	3	—	—	26	—	620
Net change in unrealized appreciation (depreciation) on investments (3)	323	317	(262)	—	163	(1)	540
Sales or repayments (4)	(14,276)	—	—	—	(2,633)	—	(16,909)
Net discount accretion	80	20	5	—	15	—	120
Investment position reclassification	(8,824)	—	—	—	8,824	—	—
Transfers out of Level 3 (5) (6)	(11,927)	—	—	—	—	—	(11,927)
Fair value balance as of June 30, 2017	$124,211	$47,717	$19,900	$—	$31,868	$52	$223,748
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2017	$720	$317	$(262)	$—	$163	$(1)	$937

	Six Months Ended June 30, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Senior Unsecured Debt	Subordinated Debt	Equity and Other	Total
Balance as of January 1, 2017	$79,913	$24,750	$7,932	$—	$20,552	$53	$133,200
Additions (1)	67,523	30,394	12,000	—	13,697	—	123,614
Net realized gains (2)	630	273	—	—	26	—	929
Net change in unrealized appreciation (depreciation) on investments (3)	821	369	(42)	—	197	(1)	1,344
Sales or repayments (4)	(18,776)	(8,120)	—	—	(2,633)	—	(29,529)
Net discount accretion	147	51	10	—	29	—	237
Transfers out of Level 3 (5) (6)	(6,047)	—	—	—	—	—	(6,047)
Fair value balance as of June 30, 2017	$124,211	$47,717	$19,900	$—	$31,868	$52	$223,748
Change in net unrealized appreciation (depreciation) on investments held as of June 30, 2017	$817	$369	$(42)	$—	$197	$(1)	$1,340
______________

(1)	Includes increases in the cost basis of investments resulting from new and incremental portfolio investments, including the capitalization of PIK income.

(2)	Included in net realized gain (loss) on investments in the consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

(4)	Includes principal payments/paydowns on debt investments and proceeds from sales of investments.

(5)
The Master Fund transfers investments in and out of Level 1, 2 and 3 securities at the value of the investment as of the beginning of the period based on changes in the use of observable inputs utilized to perform the valuation for the period.

(6)
For the three and six months ended June 30, 2017, four and three investments, respectively, were transferred from Level 3 to Level 2 as valuation coverage was initiated by one or more independent pricing services.

Financial Instruments Disclosed, But Not Carried, At Fair Value
The carrying value of the credit facility payable approximates its fair value and it is considered to be classified as a Level 3 liability in the fair value hierarchy.
Note 6. Related Party Agreements and Transactions
The Master Fund is affiliated with Guggenheim Credit Income Fund 2016 T ("GCIF 2016T") and Guggenheim Credit Income Fund 2019 ("GCIF 2019") (formerly Guggenheim Credit Income Fund - I), two Feeder Funds, whose registration statements initially became effective on July 24, 2015 and July 31, 2015, respectively. The membership of the Boards of Trustees for the Master Fund, GCIF 2016T and GCIF 2019 are identical. The Feeder Funds have invested, and/or intend to invest, substantially all of the proceeds from their public offerings of common shares in the acquisition of the Master Fund's Common Shares.

Notes to Consolidated Financial Statements (Unaudited)

Two of the Company’s executive officers, Kevin Robinson, Senior Vice President, and Brian Binder, Senior Vice President, serve as executive officers of Guggenheim. All of the Company's executive officers also serve as executive officers of the Feeder Funds.
Guggenheim and/or its affiliates receive, as applicable, compensation for (i) investment advisory services, (ii) reimbursement of expenses in connection with investment advisory activities, administrative services and organizing the Master Fund, and (iii) capital markets services in connection with the raising of equity capital for Feeder Funds affiliated with the Master Fund, as more fully discussed below.
Investment Advisory Agreements and Compensation of the Advisor
Prior to September 11, 2017, the Master Fund was party to (i) an investment advisory agreement, as amended and restated (the "Prior Investment Advisory Agreement") with CCA and (ii) an investment sub-advisory agreement, as amended and restated (the "Investment Sub-Advisory Agreement") with CCA and Guggenheim. The Prior Investment Advisory Agreement and Investment Sub-Advisory Agreement were terminated by action of the Board of Trustees upon receipt and acceptance of CCA's resignation letter on August 10, 2017 with an effective date of September 11, 2017. Based on the Board of Trustees' approval, the Master Fund entered into the Interim Investment Advisory Agreement with Guggenheim on August 11, 2017 with an effective date of September 11, 2017. From September 11, 2017 through October 19, 2017 Guggenheim served as investment advisor pursuant to the Interim Investment Advisory Agreement. On October 20, 2017, the Investment Advisory Agreement between the Master Fund and Guggenheim was approved by a majority of the votes cast by shareholders and it effectively replaced the Interim Investment Advisory Agreement. Consistent with the terms of the Interim Investment Advisory Agreement, the Master Fund agreed to pay Guggenheim an investment advisory fee consisting of two components: (i) a management fee and (ii) a performance-based incentive fee. Guggenheim continues to be entitled to reimbursement of certain expenses incurred on behalf of the Master Fund in connection with investment operations and investment transactions.
Management Fees: Effective September 11, 2017 and continuing after October 20, 2017, the management fee is calculated at an annual rate of 1.75% based on the simple average of the Master Fund's gross assets at the end of the two most recently completed calendar months and it is payable in arrears. Under the Prior Investment Advisory Agreement, the management fee was computed at an annual rate of 2.0% based on the simple average of the Master Fund's gross assets at the end of the two most recently completed calendar months.
Performance-based Incentive Fee: The performance-based incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains.

(i)
The incentive fee on income is paid quarterly, if earned; it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

(ii)
The incentive fee on capital gains is paid annually, if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (A) all realized capital losses and unrealized depreciation on a cumulative basis from inception, and (B) the aggregate amount, if any, of previously paid incentive fees on capital gains.

There has been no change to the performance based incentive fee as compared to the Prior Investment Advisory Agreement.
All fees are computed in accordance with a detailed fee calculation methodology as approved by the Board of Trustees.
The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty: (i) by the Master Fund upon 60 days' written notice to Guggenheim, or (ii) by Guggenheim upon not less than 120 days' written notice to the Master Fund. In the event that the Investment Advisory Agreement is terminated by Guggenheim, and if the Independent Trustees elect to continue the Master Fund, then Guggenheim shall pay all direct expenses incurred by the Master Fund as a result of Guggenheim's withdrawal, up to, but not exceeding $250,000. Unless earlier terminated, the Investment Advisory Agreement will remain in effect for a period of two years from the date on which the Master Fund's shareholders approved the Investment Advisory Agreement and will remain in effect year to year thereafter if approved annually (i) by a majority of the Master Fund's Independent Trustees and (ii) the Master Fund's Board of Trustees or the holders of a majority of the Master Fund's outstanding voting securities.
Administrative Services Agreement
Prior to September 11, 2017, the Master Fund was party to an amended and restated administrative services agreement with CCA, (the "Prior Administrative Services Agreement") whereby CCA agreed to provide administrative services to the Master Fund, including office facilities and equipment, and clerical, bookkeeping, and record-keeping services. More specifically, CCA, serving as the administrator (the "Prior Administrator"), performed and oversaw the Master Fund's required administrative services, which included financial and corporate record-keeping, preparing and disseminating the Master Fund's reports to its shareholders, and filing reports with the SEC. In addition, the Prior Administrator assisted in determining net asset value, overseeing the preparation and filing of tax returns, overseeing the payment of expenses and distributions, and overseeing the performance of administrative and professional services fees rendered by others. For providing these services, facilities, and personnel, the Master Fund reimbursed the Prior Administrator for the allocable portion of overhead and other expenses incurred by the Prior Administrator in performing its obligations under the Prior Administrative Services Agreement. On September 5, 2017, the Master Fund entered

Notes to Consolidated Financial Statements (Unaudited)

into an administrative services agreement with Guggenheim (the "Administrative Services Agreement") whereby Guggenheim, serving as the administrator (the "Administrator"), agreed to commence providing administrative services similar to those previously provided by CCA, with an effective date of September 11, 2017.
The Administrative Services Agreement may be terminated at any time, without the payment of any penalty: (i) by the Master Fund upon 60 days' written notice to the Administrator upon the vote of the Master Fund's Independent Trustees, or (ii) by the Administrator upon not less than 120 days' written notice to the Master Fund. Unless earlier terminated, the Administrative Services Agreement will remain in effect for two years, and thereafter shall continue automatically for successive one-year periods if approved annually by a majority of the Board of Trustees and the Master Fund's Independent Trustees.
Dealer Manager Agreement
On May 1, 2015, the Master Fund initially entered into a dealer manager agreement, as amended (the "Dealer Manager Agreement") with Carey Financial, LLC, a Delaware limited liability company ("Carey Financial"), GCIF 2016T and GCIF 2019. On August 10, 2017, Carey Financial assigned the Dealer Manager Agreement to Guggenheim Funds Distributors, LLC ("GFD") and the assignment and assumption agreement was approved by the Board of Trustees. GFD is an affiliate of Guggenheim. Under the terms of the Dealer Manager Agreement, GFD is to act on a best efforts basis as the exclusive dealer manager for (i) GCIF 2016T's and GCIF 2019's public offerings of common shares and (ii) the public offering of common shares for future feeder funds affiliated with the Master Fund. The Master Fund is not responsible for the compensation of GFD pursuant to the terms of the Dealer Manager Agreement; therefore fees compensating GFD are not presented in this periodic report. As to a Feeder Fund, the Deal Manager Agreement may be terminated by a Feeder Fund or GFD upon 60 calendar days' written notice to the other party.
Capital Structuring Fees and Administrative Agency Fees
Guggenheim and its affiliates are obligated to remit to the Master Fund any earned capital structuring fees and administrative agency fees (i.e. loan administration fees) based on the Master Fund's pro rata portion of the co-investment transactions or originated investments in which the Master Fund participates.
Advisor Transition Costs in Connection with Advisor Changes, Proxy Statement and Shareholder Meetings
The Master Fund incurred advisor transition costs in connection with the change in investment advisor, the issuance of a proxy statement to approve an investment advisory agreement with Guggenheim, the solicitation of shareholders in connection with the proxy statement, and a shareholder meeting. WPC and Guggenheim agreed to reimburse the Master Fund for all advisor transition costs.
Summary of Related Party Transactions for the Three and Six Months Ended June 30, 2018 and June 30, 2017
The following table presents the related party fees, expenses and transactions for the three and six months ended June 30, 2018 and June 30, 2017:

Related Party (1)		Three Months Ended June 30,		Six Months Ended June 30,
	Source Agreement & Description	2018	2017	2018	2017
CCA & Guggenheim	Prior Investment Advisory Agreement - management fee (2)	$—	$1,977	$—	$3,634
Guggenheim	Investment Advisory Agreement - management fee	1,816	—	3,596	—
Guggenheim	Investment Advisory Agreement - performance-based incentive fee (1)	317	—	811	—
CCA & Guggenheim	Prior Administrative Services Agreement - expense reimbursement	—	113	—	223
Guggenheim	Administrative Services Agreement - expense reimbursement	120	—	281	—
Guggenheim	Share on capital structuring fees and administrative agency fees	(57)	(82)	(65)	(315)
____________________

(1)
Related party transactions not included in the table above consist of Independent Trustees fees and expenses, and sales of the Master Fund Shares to affiliated Feeder Funds as disclosed in the Master Fund's consolidated statements of operations and consolidated statements of cash flows, respectively.

(2)
During the three and six months ended June 30, 2018 Guggenheim earned an incentive fee on capital gains in the amount of $0.3 million and $0.8 million, respectively. During the three and six months ended June 30, 2017, none of the accrued performance-based incentive fee was payable to CCA or Guggenheim (i.e. CCA and Guggenheim did not earn any performance-based incentive fee) and therefore the recorded performance-based incentive fee is not included in the table above. See Note 2. Significant Accounting Policies - Management Fees.

Notes to Consolidated Financial Statements (Unaudited)

Co-Investment Transactions Exemptive Relief
The Master Fund was granted an SEC exemptive order which grants the Master Fund exemptive relief permitting the Master Fund, subject to the satisfaction of specific conditions and requirements, to co-invest in privately negotiated investment transactions with certain affiliates of Guggenheim.
Indemnification
The Investment Advisory Agreement, Interim Investment Advisory Agreement, Prior Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Administrative Services Agreement provide certain indemnifications to CCA and Guggenheim, their directors, officers, persons associated with CCA and Guggenheim, and their affiliates, including the administrator. In addition, the Master Fund's Declaration of Trust, as amended, provides certain indemnifications to its officers, trustees, agents, and certain other persons. As of June 30, 2018, management believes that the risk of incurring any losses for such indemnifications is remote.
Note 7. Borrowings
Hamilton Credit Facility
On December 17, 2015, Hamilton initially entered into a senior-secured term loan, as amended (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association ("JPM"), as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. As of June 30, 2018 the Hamilton Credit Facility provided for (i) borrowings in an aggregate principal amount of $175.0 million on a committed basis, (ii) a revolving feature on all amounts above the minimum utilization amount, (iii) an interest rate of 3-month LIBOR +2.50%, (iv) a draw-down term which ends December 29, 2020, (v) a stated maturity date of December 29, 2021, (vi) undrawn fees payable during the draw-down term of 250 basis points on all undrawn amounts below the minimum utilization amount, and (vii) unused commitment fees payable during the draw-down term of 100 basis points on all undrawn amounts above the minimum utilization amount. All investments owned by, and all cash on hand with, Hamilton are held as collateral for the Hamilton Credit Facility.
Hamilton and JPM most recently amended the Hamilton Credit Facility on June 29, 2018 to, among other things, (i) extend the term from December 17, 2019 to December 29, 2021, (ii) extend the draw-down term from December 17, 2018 to December 29, 2020, (iii) reduce the interest rate from 3-month LIBOR +2.65% per annum to 3-month LIBOR +2.50% per annum commencing with the facility's next interest reset date, (iv) include a revolving feature on all amounts above the minimum utilization amount, and (v) reduce the undrawn fee charged on all amounts below the facility's minimum utilization amount from 265 basis points per annum to 250 basis points per annum.
Hamilton's borrowings as of June 30, 2018 and December 31, 2017 were as follows:

	Hamilton Credit Facility - Borrowing Summary
As of	Total Principal Amount Committed	Principal Amount Outstanding	Carrying Value (1)	Interest Rate (2)	Maturity Date	Maturity Term
June 30, 2018	$175,000	$150,000	$148,290	4.99%	12/29/21	3.5	years
December 31, 2017	$175,000	$150,000	$148,988	4.24%	12/17/19	2.0	years
_________________

(1)	Carrying value is equal to outstanding principal amount net of unamortized financing costs.

(2)
Interest rate as of the end of the reporting period (3-month LIBOR +2.65%) and the base interest rate (i.e., 3-month LIBOR) are subject to quarterly changes. Commencing on the next interest reset date, the spread over the basis interest rate will decrease from 2.65% to 2.50% Interest rate is calculated as the weighted average interest rates of all tranches currently outstanding. Interest rate does not include the amortization of upfront fees, undrawn or unused fees and expenses that were incurred in connection with the Hamilton Credit Facility.

Notes to Consolidated Financial Statements (Unaudited)

The components of the Master Fund's interest expense and other financing costs for the three and six months ended June 30, 2018 and June 30, 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$1,831	$1,385	$3,458	$2,541
Unused/undrawn fees	64	102	125	325
Amortization of deferred financing costs	124	120	247	238
Total interest expense	$2,019	$1,607	$3,830	$3,104
Weighted average interest rate (1)	4.8%	3.9%	4.6%	3.8%
Average borrowings	$150,000	$144,000	$150,000	$136,286
_________________

(1)	Calculated as the annualized amount of the stated interest expense divided by the average borrowings during the reporting period.
Note 8. Commitments and Contingencies
The amounts associated with unfunded commitments to provide funds to portfolio companies are not recorded in the Master Fund’s consolidated statements of assets and liabilities. Since these commitments and the associated amounts may expire without being drawn upon, the total commitment amount does not necessarily represent a future cash requirement. As of June 30, 2018 and December 31, 2017, the Master Fund’s unfunded commitments consisted of the following:

	Total Unfunded Commitments
Category / Portfolio Company (1)	June 30, 2018	December 31, 2017
BBB Industries (Bridge Loan)	$8,000	$—
Boats Group (Revolver)	1,000	1,000
Bullhorn Inc. (Delayed Draw)	780	1,975
Bullhorn Inc. (Revolver)	111	269
Express Oil (Delayed Draw)	—	377
Express Oil (Revolver)	—	241
GAL Manufacturing (Revolver)	433	352
Galls (Delayed Draw)	1,789	—
Galls (Revolver)	368	—
Humanetics (Revolver)	—	400
Kerridge Commercial Systems (Multi-Currency Delayed Draw)[2]	429	—
Lytx, Inc. (Revolver)	368	368
Mavis Tire Express Services Corp. (Revolver)	217	—
Mavis Tire Express Services Corp. (Delayed Draw)	483	—
Mavis Tire Express Services Corp. (Delayed Draw)	537	—
Med Intermediate (Delayed Draw)	—	1,493
Ministry Brands (Delayed Draw)	—	71
Onyx CenterSource (Revolver)	329	329
Pet Holdings ULC (Delayed Draw)	—	125
PluralSight Holdings (Revolver)	—	250
SLR Consulting (Delayed Draw)	400	—
Trader Interactive (Revolver)	346	346
Velocity Holdings US (Revolver)	115	462
Total Unfunded Commitments	$15,705	$8,058
______________________
(1)    May pertain to commitments to one or more entities affiliated with the named portfolio company.
(2)     This commitment is in foreign currency and has been converted to USD using the June 30, 2018 exchange rate

Notes to Consolidated Financial Statements (Unaudited)

Indemnification
In the normal course of business, the Master Fund enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Master Fund but that have not occurred. The Master Fund expects the risk of any future obligations under these indemnifications to be remote.
Note 9. Earnings Per Common Share
The following information sets forth the computation of basic and diluted net increase in net assets resulting from operations (i.e. earnings (loss) per Common Share) for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net increase in net assets resulting from operations	$4,448	$3,299	$10,969	$7,490
Weighted average Common Shares outstanding (basic and diluted)	29,151,096	28,097,842	29,151,096	25,839,057
Earnings per Common Share - basic and diluted (1)	$0.15	$0.12	$0.38	$0.29
______________________

(1)	Earnings per Common Share, both basic and diluted, were equivalent in each period because there were no Common Share equivalents outstanding during each period.

Notes to Consolidated Financial Statements (Unaudited)

Note 10. Financial Highlights
The following per Common Share data and financial ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights during the six months ended June 30, 2018 and June 30, 2017:

	Six Months Ended June 30,
	2018	2017
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$8.52	$8.47
Net investment income (1)	0.27	0.21
Net realized gains (1)	0.10	0.07
Net change in unrealized appreciation (2)	0.01	0.02
Net increase resulting from operations	0.38	0.30
Distributions to Common Shareholders (3)
Distributions from net investment income	(0.27)	(0.21)
Distributions from realized gains	(0.08)	—
Distributions in excess of net investment income	(0.01)	(0.01)
Net decrease resulting from distributions	(0.36)	(0.22)
Net asset value, end of period	$8.54	$8.55

INVESTMENT RETURNS
Total investment return (4)	4.49%	3.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	$248,950	$248,564
Average net assets (5)	$249,224	$220,898
Common Shares outstanding, end of period	29,151,096	29,082,258
Weighted average Common Shares outstanding	29,151,096	25,839,057

Ratios-to-average net assets: (5)
Total expenses	3.71%	3.82%
Net investment income	3.16%	2.48%

Average outstanding borrowings (5)	$150,000	$136,286
Portfolio turnover rate (5)(6)	32%	23%
Asset coverage ratio (7)	2.66	2.66
_____________________

(1)	The per Common Share data was derived by using the weighted average Common Shares outstanding during the period presented.

(2)
The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a Common Share outstanding throughout the period may not agree with the change in the aggregate appreciation and depreciation in portfolio securities for the period because of the timing of sales of the Master Fund’s Common Shares in relation to fluctuating market values for the portfolio.

(3)
The per Common Share data for distributions is the actual amount of distributions paid or payable per Common Share outstanding during the entire period; distributions per Common Share are rounded to the nearest $0.01. For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. The tax character of distribution shown above is an estimate since the exact amount cannot be determined at this point. As of June 30, 2018, the Master Fund estimates distributions to be composed of either ordinary income or capital gains. The final determination of the tax character of distributions will not be made until we file our tax return.

Notes to Consolidated Financial Statements (Unaudited)

(4)
Total investment return is a measure of total return for shareholders, assuming the purchase of the Master Fund’s Common Shares at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of Common Shares at net asset value on the first day of the period, (ii) the sale at the net asset value per Common Share on the last day of the period, of (A) all purchased Common Shares plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to the ownership of Common Shares, if any, on the last day of the period. The total investment return calculation assumes that cash distributions are reinvested concurrent with the issuance of Common Shares at the most recent transaction price on or prior to each distribution payment date. Since there is no public market for the Master Fund’s Common Shares, then the terminal sales price per Common Share is assumed to be equal to net asset value per Common Share on the last day of the period. Total investment return is not annualized. The Master Fund’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results.

(5)
The computation of average net assets, average outstanding borrowings, and average value of portfolio securities during the period is based on averaging the amount on the first day of the first month of the period and the last day of each month during the period. Ratios-to-average net assets are not annualized.

(6)
Portfolio turnover is calculated as the lesser of (i) purchases of portfolio securities or (ii) the aggregate total of sales of portfolio securities plus any prepayments received divided by the monthly average of the value of portfolio securities owned by the Master Fund during the period.

(7)
Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) total senior securities issued at the end of the period, divided by (ii) total senior securities at the end of the period.

Note 11. Distributions
The following table summarizes the distributions that the Master Fund paid on its Common Shares during the six months ended June 30, 2018 and June 30, 2017 :

Record Date	Payment Date	Distribution Amount Per Common Share	Cash Distribution
For Fiscal Year 2018
January 25	January 26	$0.05832	$1,700
February 22	February 23	0.05832	1,700
March 22	March 23	0.05832	1,700
April 19	April 20	0.04803	1,400
May 24	May 25	0.06861	2,000
June 21	June 22	0.06861	2,000
		$0.36021	$10,500

For Fiscal Year 2017
January 31	February 1	$0.03015	$691
February 28	March 1	0.03300	803
March 28	March 29	0.03101	806
April 28	May 1	0.03900	1,093
May 30	May 31	0.04603	1,299
June 29	June 30	0.03852	1,100
		$0.21771	$5,792
Note 12. Subsequent Events
None.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations (in thousands, except share and per share data, percentages and as otherwise indicated; for example, with the word “million” or otherwise)
The information contained in this Item 2 should be read in conjunction with our unaudited consolidated financial statements and related notes thereto appearing elsewhere in this Report. Capitalized terms used in this Item 2 have the same meaning as in the accompanying consolidated financial statements presented in Part I. Item 1. Consolidated Financial Statements (unaudited), unless otherwise defined herein.

Overview
We are a specialty finance investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on September 5, 2014, we are externally managed by Guggenheim, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that we will purchase, retain, or sell, and monitoring our portfolio on an ongoing basis. We serve as the master fund in a master/feeder fund structure in that one or more feeder funds (each, a “Feeder Fund”), each a separate closed-end management investment company that has adopted our investment objectives and strategies, invests substantially all of its equity capital in our Shares. Presently, our shareholders are the two initial shareholders and two Feeder Funds.
We conduct private offerings (each a “Private Offering”) of our Shares to the Feeder Funds in reliance on exemptions from the registration requirements of the Securities Act. While we expect to continuously offer our Shares and have an indefinite life, each Feeder Fund features a specific period for the offering of its Common Shares, and each Feeder Fund has a specified finite term.
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.
Investment Objectives and Investment Strategy
Our investment objectives are to provide our shareholders with current income, capital preservation, and, to a lesser extent, long-term capital appreciation. There can be no assurances that any of these investment objectives will be achieved.
Our investment strategy is continuously focused on growing an investment portfolio that generates superior risk adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. When evaluating an investment and the related portfolio company, we use the resources of Guggenheim to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value and its expected risks and rewards.
We primarily focus on the following investment types that may be available within the capital structure of portfolio companies:
• Senior Debt. Senior debt investments generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. The senior debt classification includes senior secured first lien loans, senior secured second lien loans, senior secured bonds, and senior unsecured debt. In some circumstances, the secured lien could be subordinated to the claims of other creditors. While there is no specific collateral associated with senior unsecured debt, such positions are senior in payment priority over subordinated debt investments.
• Subordinated Debt. Subordinated debt investments are subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security with the principal due at maturity.
• Equity Investments. Preferred and/or common equity investments may be acquired alongside senior and subordinated debt investment activities or through the exercising of warrants or options attached to debt investments. Income is generated primarily through regular or inconstant dividends and realized gains on dispositions of such investments.
We intend to meet our investment objectives by investing primarily in large, privately-negotiated loans to private middle market U.S. companies. Specifically, we expect a typical borrower to have earnings before interest, taxes, depreciation, and amortization ("EBITDA") of $25 million to $100 million and annual revenue ranging from $50 million to $1 billion. We seek to invest in businesses that have a strong reason to exist and have demonstrated competitive and strategic advantages. These companies generally possess distinguishing business characteristics, such as a leading competitive position in a well-defined market niche, unique brands, sustainable profitability and cash flow, and experienced management. We anticipate that a majority of our investments will be classified as senior debt in a borrower’s capital structure and have repayment priority over other parts of a borrower’s capital structure (i.e., subordinated debt, preferred and common equity). By investing in a more senior attachment point of a borrower's capital structure, we expect to protect our principal with less risk, which we believe provides for a distinctive risk/return profile as compared to that of a typical middle market or private equity alternative investment.
In addition to privately-negotiated loans, we invest in more broadly syndicated assets, such as bank loans and corporate bonds. Our portfolio is more heavily weighted towards floating-rate investments, whose interest payment obligations may increase in a rising interest rate environment. We may also invest in fixed-rate investments, options, or other forms of equity participation, and, to a limited extent and not as a principal investment strategy, structured products such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). We seek to make investments which have favorable characteristics, including closing fees, prepayment premiums, lender-friendly control provisions, and lender-friendly covenants.

Our portfolio includes investments in securities that are rated below investment grade (e.g., junk bonds) by rating agencies, or that would be rated below investment grade if they were rated and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These investments may also be illiquid and feature variances in opinions of fair value and market prices. A material amount of our debt investments in portfolio companies may contain interest rate reset provisions that may present challenges for the borrowers to continue paying periodic interest to us. In addition, a material amount of our debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to us if the portfolio companies are unable to refinance or repay their debts at maturity.
Our investment strategy leverages the skills and depth of Guggenheim's research team and credit investment platform which features a relative value perspective across all corporate credit asset types. We believe these elements create a larger, proprietary opportunity set and increase the potential for the generation of a wide spectrum of value-risk investment ideas. We intend for our investment strategy to access investments with attractive combinations of reward and risk, better economics and stronger lender protections than those offered in traditional loan transactions. We also intend to deploy our direct loan origination investment platform and apply it to our portfolio company business relationships.
Our investment activity can and does vary substantially from period to period depending on many factors, including: the demand for capital from creditworthy privately-owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the availability of credit to finance merger and acquisition transactions, the general economic environment, the competitive investment environment for the types of investments we currently seek and intend to seek in the future, the amount of equity capital we raise from the sale of our Shares, and the amount of capital we may borrow.
We acquire our portfolio investments through the following investment access channels:
• Direct Originations: This channel consists of investments that are directly originated through Guggenheim's relationship network.  Such investments are originated and/or structured by Guggenheim and are not generally available to the broader investment market. These investments may include both debt and equity investment components.
• Syndicated Transactions: This channel primarily includes investments in broadly syndicated loans and high yield bonds, typically originated and arranged by investment intermediaries other than Guggenheim. These investments may be purchased at the original syndication or in the secondary through various trading markets.
We will continue to borrow money from time to time within the borrowing limits stipulated by the 1940 Act, which generally allows us to incur leverage of up to 50% of our total assets, less liabilities and indebtedness not represented by senior securities. The use of borrowed funds and/or the proceeds of preferred stock offering to finance investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by our shareholders.
Revenues
We generate revenues primarily in the form of interest on the debt securities of portfolio companies that we acquire and hold for investment purposes. Our investments in debt securities generally have expected maturities of one to eight years, although we have no lower or upper constraint on maturity, and typically earn interest at floating and fixed interest rates. Interest on our debt securities is generally payable to us quarterly or semi-annually. The outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the respective maturity dates. In addition, we may generate revenue in the form of dividends from preferred and common equity investments, amortization of original issue discount, prepayment fees, commitment fees, origination fees, and fees for providing significant managerial assistance.
Operating Expenses
Our primary operating expenses include a management fee and, depending on our operating results, a performance-based incentive fee, interest expense, administrative services, related party reimbursements, custodian and accounting services, and other third-party professional services fees and expenses. The management and performance-based incentive fees compensate Guggenheim for its services in identifying, evaluating, negotiating, closing, and monitoring our investments.

Financial and Operating Highlights
The following tables present financial and operating highlights (i) as of June 30, 2018 and December 31, 2017 and (ii) for the six months ended June 30, 2018, and June 30, 2017:

	As of
	June 30, 2018	December 31, 2017
Total assets	$426,781	$400,687
Adjusted total assets (total assets net of payable for investments purchased)	$401,985	$400,687
Investments in portfolio companies, at fair value	$385,225	$372,434
Borrowings	$150,000	$150,000
Net assets	$248,950	$248,481
Net asset value per Common Share	$8.54	$8.52
Leverage ratio (borrowings/adjusted total assets)	37.3%	37.4%

	Six Months Ended June 30,
	2018	2017
Average net assets	$249,224	$220,898
Average borrowings	$150,000	$136,286
Cost of investments purchased	$130,670	$173,930
Sales of investments	$18,364	$34,827
Principal payments	$102,816	$41,279
Net investment income	$7,869	$5,474
Net realized gains	$2,830	$1,800
Net change in unrealized appreciation	$270	$216
Net increase in net assets resulting from operations	$10,969	$7,490
Total distributions to shareholders	$10,500	$5,792
Net investment income per Common Share - basic and diluted	$0.27	$0.21
Earnings per Common Share - basic and diluted	$0.38	$0.29
Distributions per Common Share	$0.36	$0.22

Portfolio and Investment Activity for the Three and Six Months ended June 30, 2018 and June 30, 2017
The following tables present our investment sourcing activity for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended June 30,
	2018		2017
Investment activity segmented by access channel:	Amount	Percentage	Amount	Percentage
Direct originations	$34,548	63.0%	$84,423	96.9%
Syndicated transactions	20,296	37.0%	2,728	3.1%
Total investment activity	54,844	100.0%	87,151	100.0%
Investments sold or repaid	(50,533)		(41,665)
Net investment activity	$4,311		$45,486

	Six Months Ended June 30,
	2018		2017
Investment activity segmented by access channel:	Amount	Percentage	Amount	Percentage
Direct originations	$54,758	41.9%	$144,866	83.3%
Syndicated transactions	75,912	58.1%	29,064	16.7%
Total investment activity	130,670	100.0%	173,930	100.0%
Investments sold or repaid	(121,180)		(76,106)
Net investment activity	$9,490		$97,824

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Portfolio companies at beginning of period	76	61	70	55
Number of added portfolio companies	13	15	29	23
Number of exited portfolio companies	(7)	(9)	(17)	(11)
Portfolio companies at period end	82	67	82	67

Number of debt investments at period end	116	95	116	95
Number of equity/other investments at period end	7	3	7	3
The following table presents a roll forward of all investment purchase, sale, and repayment activity, and changes in fair value, within our investment portfolio throughout the six months ending June 30, 2018:

	Balance as of January 1, 2018	Purchases	Sales and Repayments	Other Changes in Fair Value (1)	Balance as of June 30, 2018
Senior secured loans - first lien	$234,362	$73,050	$(74,434)	$1,795	$234,773
Senior secured loans - second lien	82,203	26,180	(22,987)	355	85,751
Senior secured bonds	11,044	12,345	(746)	(3,622)	19,021
Senior unsecured debt	29,215	13,106	(23,013)	744	20,052
Total senior debt	$356,824	$124,681	$(121,180)	$(728)	$359,597
Subordinated debt	14,923	—	—	(4)	14,919
Equity and other	687	5,989	—	4,033	10,709
Total	$372,434	$130,670	$(121,180)	$3,301	$385,225
_________________

(1)	Other changes in fair value includes changes resulting from realized and unrealized gains and losses, amortization/accretion, increases from PIK income and restructurings.

The following table presents selected information regarding our investment portfolio as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Weighted average portfolio company EBITDA (1)	$89,898		$79,833
Median portfolio company EBITDA(1)	$65,550		$63,000
Weighted average purchase price of debt investments (2)	97.5%		97.6%
Weighted average duration of debt investments (3)	0.6	years	0.5	years
Debt investments on non-accrual status as a percentage of amortized cost	—%		0.9%
Debt investments on non-accrual status as a percentage of fair value	—%		0.9%
Number of debt investments on non-accrual status	—		1

Floating interest rate debt investments:
Percent of debt portfolio (4)	90.7%		93.0%
Percent of floating rate debt investments with interest rate floors (4)	83.2%		96.8%
Weighted average interest rate floor	1.0%		1.0%
Weighted average coupon spread to base interest rate	643	bps	684	bps

Fixed interest rate debt investments:
Percent of debt portfolio (4)	9.3%		7.0%
Weighted average coupon rate	8.5%		10.1%
Weighted average years to maturity	4.8	years	3.9	years

Weighted average effective yields: (5)
Senior secured loans - first lien	8.4%		8.2%
Senior secured loans - second lien	10.5%		10.5%
Senior secured bonds	8.5%		6.5%
Senior unsecured debt	10.2%		10.7%
Subordinated debt	10.1%		9.6%
Total debt investments	9.1%		8.9%
_________________

(1)
Based on trailing twelve months EBITDA as most recently reported by portfolio companies, but not as of June 30, 2018 or December 31, 2017. Weighted average portfolio company EBITDA is calculated using weights based on amortized cost. The inputs and computations of EBITDA are not consistent across all portfolio companies. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization. EBITDA amounts are estimated from the most recent portfolio company's financial statements, have not been independently verified by the Master Fund or its Advisor, may reflect a normalized or adjusted amounts, typically exclude expenses deemed unusual or non-recurring, and typically include add backs for items deemed appropriate to present normalized earnings. Accordingly, neither the Master Fund nor its Advisor makes any representation or warranty in respect of this information.

(2)	Percent is calculated as a percentage of the par value of debt investments.

(3)
Duration is a measure of a debt investment's price sensitivity to 100 basis points ("bps") change in interest rates. It represents an inverse relationship between price and the change in interest rates. For example, if a bond has a duration of 5.0 years and interest rates increase by 100 bps, then the bond price is expected to decrease by 5%. Weighted average duration is calculated using weights based on amortized cost.

(4)	Percent is calculated as a percentage of the fair value of total debt investments.

(5)
Weighted average effective yield by investment type is calculated as the effective yield of each investment and weighted by its amortized cost as compared to the aggregate amortized cost of all investments of that investment type. Effective yield is the return earned on an investment net of any discount, premium, or issuance costs. Effective portfolio yield for the total debt portfolio is calculated before considering the impact of leverage or any operating expenses, and excludes cash, restricted cash, non-income producing assets and equity investments.

All of our floating interest rate debt investments have base interest rate reset frequencies of twelve months or less, with the majority resetting at least quarterly. LIBOR ranged between 2.09% for the 1-Month LIBOR to 2.34% for the 3-Month LIBOR on June 30, 2018. Base interest rate resets for floating interest rate debt investments will only result in increases in interest income when the base interest rate exceeds the associated interest rate floor (e.g., 1.0%).

The following table presents the maturity schedule of our debt investments, excluding unfunded commitments, based on their principal amount as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Maturity Year	Principal Amount	Percentage of Portfolio	Principal Amount	Percentage of Portfolio
2019	$7,325	1.9%	$11,616	3.1%
2020	8,220	2.2	13,449	3.6
2021	32,318	8.5	35,237	9.4
2022	75,411	19.8	100,258	26.7
2023	123,200	32.4	140,897	37.6
2024	56,017	14.7	51,993	13.9
2025	54,311	14.3	21,250	5.7
2026	23,518	6.2	—	—
Total	$380,320	100.0%	$374,700	100.0%
Results of Operations
Operating results for the three and six months ended June 30, 2018 and June 30, 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total investment income	$8,853	$7,745	$17,118	$13,917
Total expenses	4,377	4,190	9,249	8,443
Net investment income	4,476	3,555	7,869	5,474
Net realized gains	262	669	2,830	1,800
Net change in unrealized appreciation (depreciation)	(290)	(925)	270	216
Net increase in net assets resulting from operations	$4,448	$3,299	$10,969	$7,490
Investment Income
Investment income consisted of the following components for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Interest income on debt investments:
Cash interest	$7,875	$7,158	$15,420	$12,652
PIK interest	166	—	404	—
Net accretion/amortization of discounts/premiums	324	284	661	607
Total interest on debt securities	8,365	7,442	16,485	13,259
Dividend income	236	—	347	—
Fee income	252	303	286	658
Total investment income	$8,853	$7,745	$17,118	$13,917
The increase in investment income was driven by (i) the growth in the size of our portfolio and (ii) an increase in the yield on our portfolio of investments offset slightly by a decrease in capital structuring fee income. For the three and six months ended June 30, 2018, average investments at cost was $380.8 million and $378.4 million, respectively. For the three and six months ended June 30, 2017, average investments at cost was $352.1 million and $321.6 million, respectively.

For the three and six months ended June 30, 2018 , annualized yield on all investments at cost, calculated as total investment income over average investments at cost, was 9.3% and 9.1%, respectively. For the three and six months ended June 30, 2017, yield on investments at cost was 8.8% and 8.6%, respectively. For the six months ended June 30, 2018, dividend income consisted of PIK dividends on two preferred stock investment.
Our fee income is comprised of the following fee classifications and is considered nonrecurring income for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Capital structuring fees	$—	$82	$—	$315
Administrative agency fees	57	—	65	—
Amendment/consent fees	194	99	209	195
Commitment fees/other	1	122	12	148
Total fee income	$252	$303	$286	$658
Operating Expenses
Our operating expenses can be categorized into fixed operating expenses, variable operating expenses and performance dependent expenses. Fixed operating expenses are generally static period over period. Variable expenses are calculated based on fund metrics such as total assets, total net assets, or total borrowings. Performance-dependent expenses fluctuate independent of our size. Our period over period change in operating expenses is driven primarily by (i) an increase in interest expense associated with the Hamilton Credit Facility resulting from an increase in LIBO rates, (ii) an increase in management fees due to an increase in total assets, offset slightly by a decrease in the investment advisor annual rate from 2.00% to 1.75% and (iii) changes in our performance-dependent expenses driven by an overall change in net realized and unrealized gains.
The table below shows a breakdown of our operating expenses for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Fixed operating expenses:
Trustees fees	$88	$148	$187	$260
Professional services fees (1)	214	226	457	536
Other expenses	168	183	401	349
Total fixed operating expenses	470	557	1,045	1,145

Variable operating expenses:
Interest expense	2,019	1,607	3,830	3,104
Administrative services (2)	52	52	105	97
Management fee	1,816	1,977	3,596	3,634
Custody services	31	43	58	44
Total variable operating expenses	3,918	3,679	7,589	6,879

Performance dependent expenses:
Performance-based incentive fee (before fee waiver)	(11)	(46)	615	419
Total performance dependent expenses	(11)	(46)	615	419

Total expenses	$4,377	$4,190	$9,249	$8,443
_________________

(1)
Professional services fees includes the expenses for third party service providers such as internal and independent auditors, chief compliance officer, tax return preparer and tax consultant, third-party investment valuers, and fund legal counsel.

(2)	Administrative services fees include the expenses for third party service providers such as fund accountant, fund sub-administrator, and independent pricing vendors.
The composition of our interest expense for the three and six months ended June 30, 2018 and June 30, 2017, is reported in Note 7. Borrowings. Hamilton Credit Facility currently features a contractual interest rate of 3-Month LIBOR+2.65%, which was 4.99% as of June 30, 2018. Commencing with the next interest rate reset date, the Hamilton Credit Facility will feature a contractual interest rate of 3-Month LIBOR +2.50% per the terms of the amended and restated facility. Interest expense in the table above also includes all applicable undrawn fees and unused commitment fees as described in Note 7. Borrowings. The main driver in the year-over-year increase in interest expense was an increase in the the 3-Month LIBOR and increase in average borrowings.
Net Realized Gain (Loss)
For the three months ended June 30, 2018, we had dispositions and principal repayments of $50.5 million, resulting in net realized losses of $0.6 million, driven mainly by a realized loss resulting from a bankruptcy restructuring of one of our preferred equity positions, offset by gains resulting from principal repayments on investments that featured call protection provisions. For the six months ended June 30, 2018, we had dispositions and principal repayments of $121.2 million, resulting in net realized gains of $2.6 million, derived mainly from principal repayments on investments that featured call protection provisions. For the three and six months ended June 30, 2018, we had realized gains from our foreign currency forward contracts of $0.9 million and $0.2 million, respectively, primarily due the appreciation of the U.S. Dollar.
For the three months ended June 30, 2017, we had dispositions and principal repayments of $41.7 million, resulting in net realized gains of $1.6 million. For the six months ended June 30, 2017, we had dispositions and principal repayments of $76.1 million, resulting in net realized gains of $2.5 million. For the three and six months ended June 30, 2017, we had realized losses from our foreign currency forward contracts of $0.8 million and $0.6 million primarily due the depreciation of the U.S. Dollar.
For the three and six months ended June 30, 2018 and June 30, 2017, the components of total realized gains (losses) were comprised of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Investments	$(637)	$1,569	$2,632	$2,530
Foreign currency forward contracts	927	(841)	227	(619)
Foreign currency transactions	(28)	(59)	(29)	(111)
Net realized gains	$262	$669	$2,830	$1,800
Changes in Unrealized Appreciation (Depreciation)
For the three and six months ended June 30, 2018 and June 30, 2017, the components of total net changes in unrealized appreciation and depreciation were comprised of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Investments	$(1,141)	$(958)	$(396)	$376
Foreign currency forward contracts	816	33	631	(160)
Foreign currency translation	35	—	35	—
Net change in unrealized appreciation (depreciation)	$(290)	$(925)	$270	$216

For the three and six months ended June 30, 2018 and June 30, 2017, the components of total net changes in unrealized appreciation and depreciation on (i) all investments and (ii) investments classified as Level 3 in the valuation hierarchy were comprised of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Unrealized appreciation on all investments (1)	$3,348	$2,320	$6,024	$3,451
Unrealized depreciation on all investments (1)	(4,489)	(3,278)	(6,420)	(3,075)
Total net change in unrealized appreciation (depreciation) on all investments	$(1,141)	$(958)	$(396)	$376

Unrealized appreciation on Level 3 investments only (1)	$2,830	$1,546	$4,598	$1,768
Unrealized depreciation on Level 3 investments only (1)	(2,359)	(1,006)	(3,535)	(424)
Total net change in unrealized appreciation on Level 3 investments only	$471	$540	$1,063	$1,344
__________________

(1)	Amounts are net of any reclassification of realized gain or loss on investments.
Cash Flows for the Six Months Ended June 30, 2018 and June 30, 2017
For the six months ended June 30, 2018, net cash provided by operating activities was $22.8 million which was concentrated in the sale and paydown of investments, net of any acquisitions
For the six months ended June 30, 2017, net cash used in operating activities was $91.7 million which was concentrated in the acquisition of investments, net of sales and paydowns.
Net cash used in financing activities during the six months ended June 30, 2018 was $11.4 million, which primarily consisted of distributions of $10.5 million to shareholders.
Net cash provided by financing activities during the six months ended June 30, 2017 was $87.0 million, which primarily consisted of equity capital raise of $68.8 million, and credit facility borrowings of $24.0 million.
Annual Investment Returns and Total Returns Since Commencement
Our initial investors, who each invested at $9.00 per share, have seen a cumulative 13.20% increase in the value of their investment, or an annualized return of 3.56%, assuming reinvestment of distributions.
The table below presents returns for our shareholders for the six months ended June 30, 2018 and June 30, 2017, and the period from commencement to June 30, 2018. Our performance changes over time and currently may be different than that shown below. Past performance is no guarantee of future results. The returns for shareholders of the affiliated Feeder Funds are different from the returns for our direct shareholders.

		Total Investment Return-Net Asset Value(1)
		Six Months Ended June 30,		Since Commencement
Company	Date Operations Commenced (2)	2018	2017	Cumulative	Annualized
Guggenheim Credit Income Fund	12/19/2014	4.49%	3.48%	13.20%	3.56%
___________________

(1)
Total investment return is a measure of total return for shareholders, assuming the purchase of our Common Shares at the beginning of the period and the reinvestment of all distributions declared during the period. More specifically, total investment return is based on (i) the purchase of Common Shares at net asset value on the first day of the period, (ii) the sale of Common Shares at the net asset value per share on the last day of the period, of (A) all purchased Common Shares plus (B) any fractional Common Shares issued in connection with the reinvestment of distributions, and (iii) distributions payable relating to the ownership of Common Shares, if any, on the last day of the period. The total investment return calculation assumes that cash distributions are reinvested concurrent with the issuance of Common Shares at the most recent transaction price on or prior to each distribution payment date. Since there is no public market for our Common Shares, then the terminal sales price per common share is assumed to be equal to net asset value per common share on the last day of the period.

(2)	Commencement of operations represents the date that we sold our initial Common Shares.
Off-Balance Sheet Arrangements
Unfunded Commitments
Unfunded commitments to provide funds to portfolio companies are not recorded in our consolidated statements of assets and liabilities. Our unfunded commitments may be significant from time to time. Unfunded commitments may expire without being drawn upon and the total commitment amount does not necessarily represent future cash requirements. As of June 30, 2018, we had sixteen unfunded commitments totaling $15.7 million as compared to fifteen unfunded commitments totaling $8.1 million as of December 31, 2017. See Note 8. Commitments and Contingencies for specific identification of the unfunded commitments. We believe we maintain sufficient liquidity in the form of cash (including restricted cash), receivables, and borrowing capacity to fund these unfunded commitments should the need arise. See Financial Condition, Liquidity and Capital Resources.
Financial Condition, Liquidity and Capital Resources
Our primary sources of cash may include: (i) the sale of our Shares to affiliated Feeder Funds, (ii) borrowings under various financing arrangements, (iii) cash flows from interest, dividends, and transaction fees earned from investment in portfolio companies, and (iv) principal repayments and sale proceeds from our investments.
Our primary uses of cash may include: (i) investments in portfolio companies, (ii) payments of operating expenses, (iii) interest payments on, and repayment of, borrowings, (iv) cash distributions to our shareholders, and (v) periodic repurchases of our Shares pursuant to our quarterly share repurchase program.
As of June 30, 2018 we had $37.7 million of cash (including restricted cash but excluding cash pledged as collateral in connection with our foreign currency forward contracts) on hand and approximately $25.0 million of unused borrowing capacity to cover $15.7 million in unfunded investment commitments.
As of December 31, 2017 we had $25.6 million of cash (including restricted cash but excluding cash pledged as collateral in connection with our foreign currency forward contracts) on hand and approximately $25.0 million of unused borrowing capacity to cover $8.1 million in unfunded investment commitments.
We may from time to time enter into additional credit facilities and borrowing arrangements to increase the amount of our borrowings as our equity capital foundation increases. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such financing arrangements. We are currently required to maintain a minimum asset coverage ratio (total assets-to-senior securities) of 200% under the 1940 Act.
The table below summarizes certain financing obligations and Feeder Fund liquidity targets that are expected to have an impact on our liquidity and cash flow in specified future interval periods:

	June 30, 2018
	Total	< 1 year	1-3 years	3-5 years	> 5 years
Financings-Hamilton Credit Facility:
Debt - principal repayment	$150,000	$—	$—	$150,000	$—
Interest on borrowings (1) (2)	26,555	7,590	15,201	3,764	—
Unused commitment fee (1)	633	253	380	—	—
Total - Financings	$177,188	$7,843	$15,581	$153,764	$—

Liquidation of Feeder Funds' Investments:
GCIF 2016T (3)	$160,856	$—	$—	$160,856	$—
GCIF 2019 (3)	40,649	—	—	—	40,649
Total Liquidation of Feeder Funds' Investments	$201,505	$—	$—	$160,856	$40,649
________________

(1)
Interest on borrowings and unused commitment fees are based on the amount drawn on the Hamilton Credit Facility as of June 30, 2018 and consideration of (i) contractual minimum utilization commitments and (ii) the maximum commitment amount. Incremental borrowings after June 30, 2018 would (i) increase interest expense and (ii) reduce unused commitment fees. See Note 7. Borrowings for a detailed description of undrawn and unused commitment fees.

(2)
The forecast of interest expense on borrowings is based on the prevailing interest rate as of the most recent interest reset date (LIBOR+2.65%) and it is subject to quarterly base interest rate changes.

(3)
The Feeder Fund investment liquidity amounts are based on the net asset value of each Feeder Fund's ownership interest in the Master Fund as of June 30, 2018. GCIF 2016T and GCIF 2019 have declared that they intend to provide liquidity to their shareholders from a liquidation of their ownership interest of the Master Fund on or before December 31, 2021 and December 31, 2040, respectively, subject to each Feeder Fund's pursuit of other liquidity alternatives and timing adjustments.

As of June 30, 2018, GCIF 2016T owned 64.6% of our outstanding Common Shares and GCIF 2019 owned 16.3% of our outstanding Common Shares. The two initial investors accounted for the remaining 19.1% of our outstanding Common Shares.
Critical Accounting Policies
Valuation of Investments
Our investments consist primarily of investments in senior and subordinated debt of private middle market U.S. companies and are presented in our audited consolidated financial statements at fair value. See Note 3. Investments for more information on our investments. As described more fully in Note 2. Significant Accounting Policies and Note 5. Fair Value of Financial Instruments, a valuation hierarchy based on the level of independent, objective evidence available regarding value is used to measure the fair value of our investments. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers, or market makers. With respect to our portfolio investments for which market quotations are not readily available, our Board of Trustees is responsible for determining in good faith the fair value of our portfolio investments in accordance with, and through the consistent application of, the valuation policy and procedures approved by our Board of Trustees, based on, among other things, the input of Guggenheim and any independent third-party valuation firms.
We utilize valuation techniques that use unobservable inputs and assumptions in determining the fair value of our investments classified as Level 3 within the valuation hierarchy. For senior debt and subordinated debt classified as Level 3 fair value investments, we initially value the investment at its initial transaction price and subsequently value the investment using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes) and/or (ii) valuation models. Valuation models are based on EBITDA multiples to determine enterprise value and debt multiple ratios where the key inputs are based on relative value analysis of similar credit investments issued by similar portfolio companies. The valuation techniques used by us for other types of assets that are classified as Level 3 investments are described in Note 2. Significant Accounting Policies. The unobservable inputs and assumptions may differ by asset and in the application of our valuation methodologies. The reported fair value estimates could vary materially if we had chosen to incorporate different unobservable inputs and assumptions.
We and our Board of Trustees conduct our fair value determination process on a quarterly basis and any other time when a material decision regarding the fair value of our portfolio investments is required, including in connection with ensuring our compliance with the 1940 Act's requirements regarding the price at which we issue our Shares. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of these portfolio investments may differ materially from the values that would have been determined had a readily available market value existed for such investments. Further, such investments are generally less liquid than exchange-traded securities. If we were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, we could realize significantly less than the fair value recorded by us.
The table below presents information on investments classified as Level 3 according to the valuation hierarchy within the investment portfolio on June 30, 2018 and December 31, 2017:

	June 30, 2018	December 31, 2017
Investments classified as Level 3 fair value	$286,973	$308,212
Total investments at fair value	$385,225	$372,434
Total assets	$426,781	$400,687
Percentage of investment portfolio classified as Level 3 fair value (1) (2)	74.5%	82.8%
Percentage of total assets classified as Level 3 fair value	67.2%	76.9%
The ranges of unobservable inputs used in the fair value measurement of our investments classified as Level 3 fair valued as of June 30, 2018 and December 31, 2017 are presented in Note 5. Fair Value of Financial Instruments, as well as the directional impact to the investments' valuation from an increase or decrease in the associated unobservable inputs.

In addition to impacting the estimated fair value recorded for our investments in our consolidated statements of assets and liabilities, had we used different key unobservable inputs to determine the estimated fair value of our investments, amounts recorded in our consolidated statements of operations, including the net change in unrealized appreciation and depreciation on investments, management and performance-based incentive fees would also be impacted. The table below outlines the impact on our results of a 5% increase in the fair value of our Level 3 investments as of June 30, 2018 and December 31, 2017:

	For the Six Months Ended
	June 30, 2018	December 31, 2017
Fair Value of Level 3 Investments at Period End	$286,973	$308,212
Fair Value Assuming a 5% Increase in Value	301,322	323,623

Increase in unrealized appreciation	14,349	15,411
(Increase) in management fees (1)	(125)	(308)
(Increase) in performance based incentive fee (2)	(2,870)	(3,082)
Increase in net assets resulting from operations	$11,354	$12,021

Weighted average Common Shares outstanding (basic and diluted)	29,151,096	27,524,615
Common Shares outstanding at the end of the period	29,151,096	29,151,096

Increase in earnings per Common Share	$0.39	$0.44
Increase in net asset value per Common Share	$0.39	$0.41
________________

(1)	Increase in management fee for the period ended June 30, 2018 represents only six month's worth of the change to the Master Fund's management fee.

(2)	Increase in performance-based incentive fee is calculated as 20% of the increase in unrealized appreciation.
Investment Advisory Fees
See Note 2. Significant Accounting Policies.
New Accounting Standards
See Note 2. Significant Accounting Policies.
Contractual Obligations
We have entered into certain agreements under which we have material future commitments.
In 2015, we initially entered into the Prior Investment Advisory Agreement and a Prior Administrative Services Agreement with CCA and, to a limited extent, an Investment Sub-Advisory Agreement with CCA and Guggenheim. See Note 6. Related Party Agreements and Transactions for a more detailed description of these investment advisory agreements.
On October 20, 2017, the Investment Advisory Agreement was approved by a majority of the votes cast by shareholders and it effectively replaced the Interim Investment Advisory Agreement. If the Investment Advisory Agreement is terminated, our costs may increase under any replacement investment advisory agreement that we subsequently enter into. We would also likely incur expenses in identifying and evaluating candidates to provide the services we expect to receive under any successor investment advisory agreement and administrative services agreement. Any successor investment advisory agreement would also be subject to approval by our shareholders.
In 2015, Hamilton, a wholly-owned, special purpose financing subsidiary of the Master Fund, initially entered into the Hamilton Credit Facility with JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. The Hamilton Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $175.0 million on a committed basis. On June 29, 2018, the Hamilton Credit facility was amended to extend the term from December 17, 2019 to December 29, 2021 and to extend the draw-down term from December 17, 2018 to December 29, 2020, among other things. As of June 30, 2018 and December 31, 2017, we had borrowed $150.0 million and $150.0 million, respectively, and such amounts are due and payable no later than December 17, 2021. See Note 7. Borrowings.

Related Party Transactions
We have entered into agreements with Guggenheim whereby we agreed to pay certain fees to, and reimburse certain expenses, of Guggenheim for investment advisory services and investment-related and administrative costs incurred on our behalf. See Note 6. Related Party Agreements and Transactions for a discussion of related party transactions, investment advisory fees and reimbursement of administrative services expenses.
Organization and Offering Expenses and Reimbursement Arrangements with Guggenheim
See Note 6. Related Party Agreements and Transactions.
Reimbursement for CCA and Guggenheim Administrative Services Expenses
CCA served as the Master Fund's administrator from inception until September 11, 2017. Guggenheim has provided administrative services to the Master Fund since September 11, 2017. We have reimbursed CCA, and we will reimburse Guggenheim, for their expenses in connection with the provision of administrative services to us. However, such reimbursement will be made at an amount equal to the lower of their actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records, or other reasonable allocation methods. We do not reimburse Guggenheim for rent, depreciation, utilities, capital equipment, or other administrative items allocated to controlling persons of Guggenheim.
Co-Investment Transactions
On June 28, 2016, the SEC issued an order to grant exemptive relief to the Master Fund which allows us to co-invest with certain of our affiliates in privately negotiated transactions, including investments originated and directly negotiated by CCA and Guggenheim, subject to a set of conditions and requirements. On September 22, 2017, and due to the CCA's resignation as investment advisor, we and Guggenheim filed a replacement request for SEC exemptive relief to permit co-investment with certain Guggenheim affiliates in privately negotiated transactions. On January 30, 2018, the SEC issued a second order to grant exemptive relief .
Item 3. Quantitative and Qualitative Disclosures About Market Risk.
Interest Rate Risk
We are subject to financial market risks, including changes in interest rates. As of June 30, 2018, 90.7% of our debt investments, or $339.7 million measured at fair value, are subject to floating interest rates. Our sole credit facility is also subject to changes in its 3-Month LIBOR base interest rate. A rise in the general level of interest rates can be expected to lead to (i) higher interest income from our floating rate debt investments, (ii) value declines for fixed interest rate investments we may hold, and (iii) higher interest expense in connection with our floating rate credit facility. Since a majority of our investments consist of floating rate investments, an increase in interest rates could also make it more difficult for borrowers to repay their loans, and a rise in interest rates may also make it easier for Guggenheim to meet or exceed the quarterly threshold for performance-based incentive fees as described in Note 6. Related Party Agreements and Transactions.
The following table presents the approximate annualized increase (decrease) in (i) interest income from our investment portfolio, (ii) interest expense associated with our floating rate credit facility, and (iii) the net increase or decrease of interest-related income and expense, directly resulting from hypothetical changes in base interest rates (e.g., LIBOR), assuming no changes in the composition of our investment portfolio and capital structure as of June 30, 2018.

	Annualized	Annualized	Annualized
Basis Points (bps) Increase	Interest Income	Interest Expense	Net Increase
+50 bps	$1,573	$750	$823
+100 bps	3,179	1,500	1,679
+150 bps	4,787	2,250	2,537
+200 bps	6,397	3,000	3,397
We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Item 4. Controls and Procedures.
Evaluation of Disclosure Controls and Procedures
Our disclosure controls and procedures include internal controls and other procedures designed to provide reasonable assurance that information required to be disclosed in this and other reports filed under the Exchange Act, is recorded, processed, summarized, and reported within the required time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to management, including our chief executive officer and chief financial officer, to allow timely decisions regarding required disclosures. It should be noted that no system of controls can provide complete assurance of achieving a company’s objectives and that future events may impact the effectiveness of a system of controls.
Our chief executive officer and chief financial officer, after conducting an evaluation, together with members of our management, of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2018, have concluded that our disclosure controls and procedures, as defined in Rule 13a-15(e) under the Exchange Act, were effective as of June 30, 2018 at a reasonable level of assurance.
Changes in Internal Control over Financial Reporting
During the most recent fiscal quarter, there was no change in our internal controls over financial reporting, as defined under Rule 13a-15(f) under the Exchange Act, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

PART II. OTHER INFORMATION
Item 1. Legal Proceedings.
At August 3, 2018, neither we, nor our subsidiary, were subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or our subsidiary.
From time to time, we, our subsidiary, or Guggenheim may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, our business, including legal proceedings related to the enforcement of our rights under contracts with our portfolio companies. While legal proceedings, lawsuits, claims, and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance, the results of these proceedings are not expected to have a material adverse effect on our consolidated financial position or results of operations.
Item 1A. Risk Factors.
As of June 30, 2018, there have been no material changes from the risk factors set forth in our annual report on
Form 10-K dated March 13, 2018.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
(a) None.
(b) Not applicable.
(c) None.
Item 3. Defaults Upon Senior Securities.
(a) None.
(b) Not applicable.
Item 5. Other Information.
None.
Item 6. Exhibits.
    The exhibits required by this item are set forth in the Exhibit Index attached hereto and are filed or incorporated as part of this Report.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Income Fund

Date:	August 8, 2018	By:	/s/ Matthew S. Bloom
MATTHEW S. BLOOM
President and Chief Executive Officer
(Principal Executive Officer)

Date:	August 8, 2018	By:	/s/ Brian S. Williams
BRIAN S. WILLIAMS
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

The following exhibits are filed or incorporated as part of this Report.

3.1	Certificate of Trust of the Registrant. (Incorporated by reference to Exhibit 3.1 filed with the Registrant's Form 10 as filed on November 5, 2014.)

3.2	Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit 3.2 filed with the Registrant's Form 8-K (File No. 814-01117) as filed on March 16, 2016.)

3.3	Certificate of Amendment to Certificate of Trust (Incorporated by reference to Exhibit 3.1 filed with the Registrant's Form 8-K (File No. 814-01117) as filed October 23, 2017.)

3.4	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.3 filed with the Registrant's Form 8-K (File No. 814-01117) as filed on March 16, 2016.)

10.1
Amended and Restated Investment Advisory Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit 99 (g)(1) filed with Post-Effective Amendment No. 5 to Guggenheim Credit Income Fund - I's registration statement on Form N-2 (File No. 333-198667) filed on April 25, 2017.) *

10.2
Amended and Restated Investment Sub-Advisory Agreement by and among the Registrant, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99 (g)(2) filed with Post-Effective Amendment No. 5 to Guggenheim Credit Income Fund - I's registration statement on Form N-2 (File No. 333-198667) filed on April 25, 2017.) *

10.3	Interim Investment Advisory Agreement between Registrant and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.1 filed with Form 8-K on August 15, 2017.)

10.4
Investment Advisory Agreement by and between the Registrant and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.1 filed with the Registrant's Form 8-K (File No. 814-01117) as filed October 23, 2017.)

10.5
Amended and Restated Administrative Services Agreement by and between the Registrant and Carey Credit Advisors, LLC. (Incorporated by reference to Exhibit 10.3 filed with the Registrant's Form 10-Q as filed on May 12, 2017.) *

10.6	Administrative Services Agreement by and between Registrant and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.2 filed with Form 8-K on August 15, 2017.)

10.7
Second Amended and Restated Dealer Manager Agreement by and among the Registrant, Guggenheim Credit Income Fund 2016 T and Carey Financial, LLC. (Incorporated by reference to Exhibit 10.4 filed with Guggenheim Credit Income Fund 2016 T's Form 10-K (File No. 814-01094) filed on April 17, 2017.)

10.8
Assignment and Assumption Agreement for Dealer Manager Agreement by and among the Registrant, Carey Financial, LLC, and Guggenheim Funds Distributors, LLC. (Incorporated by reference to Exhibit 99.4 filed with Form 8-K on August 15, 2017.)

10.9
Form of Organization and Offering Expense Reimbursement Agreement by and among the Registrant, Carey Credit Advisors, LLC, and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99 (k)(4) filed with Pre-Effective Amendment No. 4 to Guggenheim Credit Income Fund 2016 T's registration statement on Form N-2 (File 333-198882) filed on July 17, 2015.) *

10.10
Form of Amended and Restated Organization and Offering Expense Reimbursement Agreement by and among the Registrant, Carey Credit Advisors, LLC and Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 99.3 filed with Form 8-K on August 15, 2017.)

10.11
Second Amended and Restated Loan Agreement, dated as of June 29, 2018, by and among Hamilton Finance LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. (Incorporated by reference to Exhibit 10.1 filed with Form 8-K on July 6, 2018.)

14.1	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit 14.1 filed with the Registrant's Form 10-K as filed on March 13, 2018).

14.2	Code of Ethics of Guggenheim Partners Investment Management, LLC. (Incorporated by reference to Exhibit 14.2 filed with the Registrant's Form 10-K as filed on March 13, 2018).

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)

32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (Filed herewith.)
* These exhibit items were effective during a portion of the reporting period; however, as of the date of this filing, these items are no longer effective with respect to the registrant.